[Mentor Logo]


                                  MENTOR FUNDS

                                 Annual Report
                               September 30, 1995


                          [Mentor Logo in Background]

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MENTOR FUNDS
TABLE OF CONTENTS

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                                                                                                  Page
Message from the Chairman and President..................................................          1
Manager Commentary
  Growth Portfolio.......................................................................          2
  Capital Growth Portfolio...............................................................          5
  Strategy Portfolio.....................................................................          7
  Income & Growth Portfolio..............................................................          9
  Perpetual Global Portfolio.............................................................          11
  Quality Income & Short-Duration Income Portfolios......................................          14
  Municipal Income Portfolio.............................................................          17
Portfolios of Investments
  Growth Portfolio.......................................................................          19
  Capital Growth Portfolio...............................................................          23
  Strategy Portfolio.....................................................................          25
  Income & Growth Portfolio..............................................................          29
  Perpetual Global Portfolio.............................................................          34
  Quality Income Portfolio...............................................................          40
  Short-Duration Income Portfolio........................................................          43
  Municipal Income Portfolio.............................................................          44
Statements of Assets and Liabilities.....................................................          48
Statements of Operations.................................................................          50
Statements of Changes in Net Assets......................................................          52
Financial Highlights.....................................................................          55
Notes to Financial Statements............................................................          64
Auditors' Report.........................................................................          80
Shareholder Information..................................................................  Inside back cover
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
MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT

DEAR SHAREHOLDERS:

It is a pleasure to bring you the Annual Report for the period ended September 30, 1995. The financial markets have experienced an outstanding past six months. Sustained economic growth and low inflation have led to a surge in corporate profits and declining interest rates. In the months ahead we are looking for moderating markets and reasonable growth opportunities.

The Annual Report represents the following portfolios of Mentor Funds:

 (bullet)  MENTOR GROWTH PORTFOLIO-a small-to-mid-capitalization growth fund

 (bullet) MENTOR CAPITAL GROWTH PORTFOLIO-a large-capitalization, high-quality growth fund

 (bullet) MENTOR STRATEGY PORTFOLIO-a tactical asset-allocation high total-return fund

 (bullet)  MENTOR INCOME & GROWTH PORTFOLIO-a balanced fund

 (bullet)  MENTOR PERPETUAL GLOBAL PORTFOLIO-a global growth fund

 (bullet)  MENTOR QUALITY INCOME PORTFOLIO-a long-term bond fund

 (bullet)  MENTOR SHORT-DURATION INCOME PORTFOLIO-an intermediate-term bond fund

 (bullet)  MENTOR MUNICIPAL INCOME PORTFOLIO-a tax-free bond fund.

Each portfolio is managed by experienced teams of professionals who actively manage the Portfolios according to a disciplined investment process. Active management offers investors diversified portfolios that are adapted quickly and economically in response to changing market environments.

Members of each management team present their disciplines and market strategies in the managers' commentaries that follow. You will also find detailed performance information, including each manager's returns as compared to the appropriate index. Please review them carefully.

If you have any questions, please call your financial consultant or Mentor Funds (800-382-0016). Thank you for your confidence in us. We look forward to a continuing relationship.

Sincerely,

DANIEL J. LUDEMAN                                            PAUL F. COSTELLO

Daniel J. Ludeman                                            Paul F. Costello
CHAIRMAN                                                       PRESIDENT

                                 [MENTOR LOGO]

                               THE MENTOR MISSION

                        To maintain a professional money
                   management organization that is second to
                 none in the quality of its investment process,
                the skill and training of its employees, and the
                   shared commitment among all its Associates
                    to provide the highest level of service
                        and ethical behavior to clients.

MANAGER'S COMMENTARY
MENTOR GROWTH PORTFOLIO

Mentor Growth Portfolio posted strong gains for the six-month period ending September 30, 1995, producing a total return of 23.3%.* Performance was particularly strong in the last three months of the period as Mentor Growth outdistanced all the competitive indexes.

Over the past six months, we have seen a shift in emphasis from large-capitalization stocks back to the small-to-mid capitalization issues, such as those held by the Portfolio. Larger company stocks outperformed smaller company stocks from early 1994 through mid-year 1995. This occurred as large cyclical companies posted strong earnings gains, and as a declining trade-weighted-dollar boosted the earnings of large companies selling their products overseas.

These factors are no longer supporting large capitalization earnings. Beginning around mid-year, the market again focused on the strong, consistent earnings growth of small capitalization growth companies as it became apparent that the extraordinary earnings growth of larger, more cyclical companies was unsustainable.

We continue to believe that the small-to-mid capitalization sector of the market is particularly attractive. We believe we are in the midst of a small capitalization outperformance cycle that started in 1991. If history is any guide, this cycle has a long way to go, both in terms of time and price. While there is no guarantee that history will repeat itself, in the past, the biggest price gains in these small company outperformance cycles have occurred in the latter phase of the cycle as price-earnings multiples have expanded. Please keep in mind small- and mid-size companies generally exhibit greater price volatility than larger companies.

From a valuation perspective, small company stocks, such as those held in Mentor Growth, are particularly attractive today. For example, the average estimated earnings growth of companies held in the Portfolio for the coming year is in excess of 40%. Over the next three years the companies in the Portfolio are projected to grow their earnings in excess of 23% per annum. The Portfolio currently trades at a price-to-earnings multiple of only 45% of its projected one-year earnings growth and 78% of its projected 3-year growth rate. In contrast, the S&P 500** sells at a significant premium to both its one- and three-year growth rates.

We believe that our continuing strategy of buying rapidly growing small companies at multiple discounts to their earnings growth rates will be rewarded by the market.

Sincerely,
Ted Price
PORTFOLIO MANAGER
Linda Ziglar
PORTFOLIO MANAGER
Jeff Drummond
PORTFOLIO MANAGER

* Six months total return of the Mentor Growth Portfolio Class B Shares, not including sales charges.

** The Standard & Poor's 500 Index is an unmanaged index of 500 widely-held companies and is regarded by investors to be representative of the stock market in general. An unmanaged index does not reflect expenses and may not correspond to the performance of the Portfolio, which incurs expenses.

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MENTOR GROWTH PORTFOLIO

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class A and the Russell 2000~.

                    6/5/95     6/30/95     9/30/95
Class A              9,425**    9,859      11,335
Russell 2,000       10,000     10,518      11,558

                          TOTAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                       1-Year            Since Inception*
Class A                  n/a                  13.35%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Reflects operations of Mentor Growth Portfolio Class A Shares from the date of issuance on 6/5/95 through 9/30/95.

** Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000
  Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3000 largest U.S. companies by market cap. and represents approximately 98% of the U.S. market. The indices are not adjusted for sales charges or other fees.

MENTOR GROWTH PORTFOLIO

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class B Shares and the Russell 2000.

                10/1/85 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 9/30/95
Class B         10,000   11,330   13,079   11,786   13,774   16,163   14,341   21,548   24,903   28,789   27,500  36,327**
Russell 2,000~  10,000   11,650   12,311   11,231   14,028   16,306   14,124   19,167   22,698   26,988   26,496  33,310

                      AVERAGE ANNUAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                        1-Year        5-Year       10-Year
Class B                 24.38%        22.93%        13.79%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

** REPRESENTS A HYPOTHETICAL INVESTMENT OF $10,000 IN MENTOR GROWTH PORTFOLIO CLASS B SHARES. A CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED, IF APPLICABLE, ON CLASS B SHARES AT RATES RANGING FROM A MAXIMUM OF 4.00% OF AMOUNTS REDEEMED DURING THE FIRST YEAR FOLLOWING THE DATE OF PURCHASE TO 1.00% OF AMOUNTS REDEEMED DURING THE SIXTH YEAR PERIOD FOLLOWING THE DATE OF PURCHASE. THE ENDING VALUE OF THE CLASS B SHARES REFLECTS A REDEMPTION FEE OF 4.00% ON ANY REDEMPTION LESS THAN 1 YEAR FROM THE PURCHASE DATE. THE CLASS B SHARES' PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

~ THE RUSSELL 2000 IS COMPOSED OF THE 2,000 SMALLEST STOCKS IN THE RUSSELL 3000
  INDEX AND REPRESENTS APPROXIMATELY 7% OF THE U.S. EQUITY MARKET
  CAPITALIZATION. THE RUSSELL 3000 IS COMPOSED OF THE 3000 LARGEST U.S. COMPANIES BY MARKET CAP. AND REPRESENTS APPROXIMATELY 98% OF THE U.S. MARKET. THE INDEXES ARE NOT ADJUSTED FOR SALES CHARGES OR OTHER FEES.

MANAGER'S COMMENTARY
MENTOR CAPITAL GROWTH PORTFOLIO

The Federal Reserve's interest rate increase that was the bane of investors last year has emerged as a blessing in disguise. Sustained economic growth and moderating inflation have led to a surge in corporate profits and a decline in interest rates. The result has been that most stock indexes have advanced steadily throughout the year to post solid double-digit returns.

However, the financial markets, by definition, are always in flux. Now is not a time to be complacent. The markets will likely be more volatile in the months ahead. Volatility, by stirring emotions and obscuring fundamentals, is the long-term investor's most serious distraction. The key at this point is to remain focused on the fundamentals through a disciplined Portfolio approach. We still believe that reasonable returns can be earned over the next year, but they won't come as easily as in the past year. We are well-positioned to navigate a more volatile market and add to the gains achieved so far.

Showing the inevitable effects of a slowing economy, corporate earnings will likely plateau, and may even decline next year. Once the equity market gets over the initial shock of the end to the current phenomenal run in profits that has lasted four years, it is likely to focus more carefully on the fundamentals. The market will likely reward companies with above-average financial strength that can continue to grow earnings solidly in a more erratic economy. The companies presently held within our portfolio have produced a very consistent earnings progression at a rate twice the S&P 500* over the last ten years. These stocks have generally outperformed the broader market after a peak in corporate profitability, which has not been the case for three years because of the strong cyclical upswing in the economy. As the economy continues to moderate, the evidence now strongly suggests that our holdings will once again demonstrate their superior quality-growth characteristics in the year ahead.

Sincerely,
John Davenport
CHIEF EQUITY OFFICER

Barton Peters
DIRECTOR OF EQUITY RESEARCH

Richard Skeppstrom
PORTFOLIO MANAGER

Chris Rusbuldt
PORTFOLIO MANAGER

* The Standard & Poor's 500 Index is an unmanaged index of 500 widely-held companies and is regarded by investors to be representative of the stock market in general. An unmanaged index does not reflect expenses and may not correspond to the performance of the Portfolio, which incurs expenses.

MENTOR CAPITAL GROWTH PORTFOLIO

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class A and Class B Shares and the S&P 500.~

            4/29/92     9/30/92     9/30/93     9/30/94     9/30/95
S&P 500     10,000      10,215      11,543      11,965      15,520
A Shares     9,425**     9,524      10,306      10,165      12,216
B Shares    10,000      10,061      10,818      10,601      12,443***

                      AVERAGE ANNUAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                          1-Year     Since Inception*
Class A Shares            13.25%          5.93%
Class B Shares            15.26%          6.60%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Reflects operations of Mentor Capital Growth Portfolio Class A and Class B Shares from the date of initial public investment on 4/29/92 through 9/30/95.

** Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

*** Represents a hypothetical investment of $10,000 in Mentor Capital Growth
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares of rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the sixth year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than 1 year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

MANAGER'S COMMENTARY
MENTOR STRATEGY PORTFOLIO

During the last six months the stock market experienced a distinct sector rotation. The first three months of the six-month period continued the big-cap., blue-chip stock market domination that had been the case since this mighty bull-market began in November, 1994. This is a common characteristic of "beginning" phases of bull markets, as the cautious atmosphere from the previous correction is still encouraging a conservative value-oriented style of investing. Typically this style lends itself better to buying stocks in the larger companies, with earnings that are not nearly as economically sensitive. This is the reason that Standard & Poor 500 companies outperform their smaller, more flexible counterparts during early phases of bull markets. But that changed very drastically around the first of June, as small- and mid-capitalization stocks began to move up dramatically in price. In our opinion this was fueled by the growing expectation of the Federal Reserve cutting interest rates.

During this small-cap. surge, investors had a glimpse of what may occur for the next fifteen months. Stocks with dynamic growth prospects, often in the smaller- and mid-cap. category, enjoyed dynamic price advances. However, because economic concerns are still very much alive, that teasing rally lasted only about ten weeks, and has now taken a brief sabbatical, while worries about future Federal Reserve action grow. The game plan has almost been picture perfect with our market commentary at the beginning of this year. If that script continues to play out as we believe, the Federal Reserve will cut interest rates significantly within the next thirty-to-sixty days, coincident with an historic seven-to-eight year balanced budget signed into law. We believe the combination of those two factors will help the brief vision of small-cap. dominance experienced recently to reignite in all its glory, offering the potential for the best market returns in this category of stocks since the mid-1960's.

In anticipation of this expected action, we have been gradually shifting the Portfolio into smaller-capitalization stocks with outstanding growth potential. Please keep in mind small and mid-size companies generally exhibit greater price volatility than larger companies. Our asset allocation model is indicating the growing attractiveness of stocks, and we recently shifted 5% of our cash position into stocks. If current trends continue, we anticipate that the model will be recommending a portfolio fully-invested in equities within the next few weeks.

Sincerely,
Don R. Hays
PORTFOLIO MANAGER

MENTOR STRATEGY PORTFOLIO

                             PERFORMANCE COMPARISON

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class A Shares and the S&P 500~.

                  6/5/95          6/30/95            9/30/95
Class A            9,425**         9,695             10,679
S&P 500~          10,000          10,235             11,050

                          TOTAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                         1-Year             Since Inception*
Class A                    n/a                   6.80%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Reflects operations of Mentor Strategy Portfolio Class A from the date of issuance on 6/5/95 through 9/30/95.

** Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class B Shares and the S&P 500~.

             10/29/93   12/31/93   6/30/94   12/31/94   6/30/95   9/30/95
Class B       10,000     10,160     9,032     9,893     11,198    11,775**
S&P 500~      10,000     10,028     9,683    10,157     12,206    13,178

                      AVERAGE ANNUAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                        1-Year         Since Inception*
Class B                 19.73%              8.85%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Reflects operations of Mentor Strategy Portfolio Class B from the date of issuance on 10/29/93 through 9/30/95.

** Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the sixth year period following the date of purchase. The ending value of the Class B Shares reflects a redemption fee of 4.00% on any redemption less than 1 year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.

MANAGER'S COMMENTARY
MENTOR INCOME & GROWTH PORTFOLIO

REVIEW OF MARKETS
The second and third quarters of 1995 were marked by solid performance by both the equity and fixed-income markets. For the twelve-month period ending September 30, 1995, the U.S. equity market returned 29.7%, as measured by the S&P 500 Index.+ The broad U.S. bond market also performed strongly, returning 14.1%, as measured by the Lehman Brothers Aggregate Index.++ The powerful performance of the equity markets has been aided by robust corporate earnings, low inflation, and moderate interest rates. During the third quarter, the benign inflation outlook allowed fixed-income yields to decline slightly from their already low levels.

MARKET CONDITIONS
For the trailing twelve-month period ending September 30, 1995, the Portfolio returned 17.3%+++ (for "A" shares). In general, the Portfolio benefited from the healthy performance of both the equity and fixed-income markets. In particular, the performance of the Portfolio was buoyed by equity holdings in the finance and materials sectors. However, its underweighting in technology and healthcare was a drag on performance, as these sectors have performed particularly strongly during the past year.

MARKET OUTLOOK
It appears that the Federal Reserve has successfully engineered a "soft landing" for the U.S. economy. While a resurgence in inflation has been avoided, modest upward price pressures remain on the horizon, particularly in agricultural commodities. There is a danger that inflation in industrial materials could rise again if the economy reacclerates too quickly. We expect the Federal Reserve to keep interest rates at their current level until the budget bill is passed. If the budget bill passes successfully, lower interest rates are possible. We expect corporate profit growth to continue in 1996, but at a slower, probably single-digit pace. Companies continue to use the significant increase in cash flows being generated by improved profits to fund capital investments, stock repurchase, and, to a lesser extent, dividend increases. Productivity improvements from capital investments and corporate restructurings will continue to contribute significantly to profit growth, but we believe that most of the "low hanging fruit" has been gathered.

PORTFOLIO STRATEGY
In the equity portion of the Portfolio, we continue our commitment to the commercial aircraft industry, where deliveries are expected to double in response to heavy demand from airlines. In the energy sector, we have turned our attention away from the oil companies and toward domestic natural gas companies. A more normal winter should lead to strong pricing gains. We remain optimistic about the insurance sector, as many insurers continue to exit loss-making areas, creating a more favorable backdrop for the industry. As the stock market rally has left few sectors systematically undervalued, we will be motivated more than usual by picking the right company and stock, rather than focusing on broader themes.

MANAGER'S COMMENTARY
MENTOR INCOME & GROWTH PORTFOLIO

In the fixed-income portion of the Portfolio, we feel that because long bond yields are now below 6.5%, it is time for us to become more defensive. Although yields may drift slightly lower, the appropriate strategic move is to reduce duration because gains in fixed-income securities will be more difficult to come by. Corporate bonds remain overvalued relative to treasury securities and consequently, we have retained only a modest commitment to the sector.

Sincerely,
Paul D. Kaplan
FIXED-INCOME PORTFOLIO MANAGER
Arnold C. Schneider
EQUITY PORTFOLIO MANAGER

+  S&P 500
   The Standard & Poor's 500 Index is an unmanaged index of 500 widely-held companies and is regarded by investors to be representive of the stock market in general. An unmanaged index does not reflect expenses and may not correspond to the performance of the portfolio, which incurs expenses. Investors can not invest in the S&P 500.

++ The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

+++ See the following charts for detailed performance information

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income & Growth Portfolio Class A and Class B Shares the S&P 500~ and the Shearson Lehman Aggregate Bond Index~.

                    5/24/93     9/30/93     9/30/94     9/30/95
SLAGG/S&P 500~      10,000      10,353      10,446      12,879
A Shares             9,425**     9,909      10,578      12,402
B Shares            10,133      10,506      11,239      12,614***

                      AVERAGE ANNUAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                           1-Year        Since Inception*
Class A Shares             10.52%             9.62%
Class B Shares             12.32%            10.53%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Reflects operations of Mentor Income & Growth Portfolio Class A and Class B Shares from the date of initial public investment on 5/24/93 through 9/30/95.

** Represents a hypothetical investment of $10,000 in Mentor Income & Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

*** Represents a hypothetical investment of $10,000 in Mentor Income & Growth
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the sixth year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than 1 year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

~ The Shearson Lehman Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of dividends on securities in the indices. The Shearson Lehman Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 Stocks and 40% Shearson Lehman Aggregate Bond Index.

MENTOR MANAGER'S COMMENTARY
MENTOR PERPETUAL GLOBAL PORTFOLIO

Mentor Perpetual Advisors began managing Mentor Perpetual Global Portfolio on May 17, 1995. Since then, the Portfolio has had a total return of 7.94% through September 30, 1995 versus the 6.63% of the MSCI World Index+ expressed in U.S. dollars. The market value of the Portfolio has increased from $16.2 million to $18.7 million over the same time period.

Asset allocation weightings on September 30, 1995 stood at 34% U.S., 34% Europe, 13% Asia, 13% Japan, 1% Latin America and 5% cash.

REVIEW OF THE MARKETS

During the six-month period ending September 30, 1995, the U.S. markets performed very well, the U.K. and continental Europe markets also provided good returns, and only the Japanese market was disappointing in U.S. dollar terms.

NORTH AMERICA

During the period, inflation remained low, productivity was high, and the majority of companies continued to announce profits exceeding analysts' estimates. Economic growth in the U.S. slowed sharply in the first half of 1995 as the effect of higher interest rates began to bite. In early July the Federal Reserve reduced its key Federal Funds rate by .25%, confirming the view that the peak in interest rates had already passed. Long-term interest rates also declined significantly over the period as inflationary pressures declined and growth slowed. Year-on-year earnings growth continued at a decent rate and although there were signs of weakness in some areas, the overall environment was extremely favorable. Stock prices responded accordingly.

UNITED KINGDOM
Earnings expectations for 1995 declined as analysts took a less optimistic view of the economy. In early summer strong slowdowns in retail sales and manufacturing output became evident, and the Chancellor of the Exchequer's reluctance to raise interest rates was vindicated. The possibility that interest rates were already at their peak was a powerful force in improving investor sentiment, and the equity market moved higher.

EUROPE
European markets performed well overall, although performance varied considerably among markets. Markets in Switzerland, Sweden and the Netherlands had particularly strong performance, and German markets had good performance. Italian markets, on the other hand, were weak. As with the U.K., a more positive view on continental Europe developed as subdued consumer demand and weaker raw material prices caused greater optimism for the future of inflation and interest rates.

ASIAN MARKETS
Lack of any recovery in the economy, deflation of asset prices, and concern about the strength of some financial institutions depressed investor sentiment and left the Japanese equity market one of the weakest in the world.

On a more positive note, after the market had fallen sharply in the first six months of 1995, a reduction in short-term interest rates and an effort to reduce the trade surplus improved sentiment and the stock market staged a rally of over 20% from the low. Unfortunately the weakness of the Yen caused much of the gain to be lost to investors, if taken in U.S. dollars.

MENTOR MANAGER'S COMMENTARY
MENTOR PERPETUAL GLOBAL PORTFOLIO (CONTINUED)

The smaller Asian markets saw a sharp recovery over the past six months as the perception that U.S. interest rates had peaked caused an improvement in investor sentiment and a return of capital flows into the region.

LATIN AMERICA
The Mexican peso devaluation on December 19, 1994 caused a major crisis of confidence in these markets, with weak liquidity and poor sentiment keeping the markets depressed.

MARKET OUTLOOK
The U.S market is likely to consolidate over the short-term while investors remain concerned about third quarter earnings. Volatility has increased sharply in recent weeks. With growing risk from lower-than-expected earnings, upward progress will be difficult in the coming quarter.

It is likely that the majority of the Japanese currency slide is over, and risk to the U.S. dollar investor should decrease. The Japanese equity market itself is likely to rally further. Corporate profits are rising, the government continues to stimulate the economy, and interest rates have fallen to record lows. In U.S. dollar terms Japan has underperformed most world markets so far in 1995 and will probably recover some of the ground lost over the next quarter.

The next quarter will continue to be difficult for European equities. Following recent interest rate cuts in Germany and Japan, the U.S. dollar should continue to strengthen, pushing European share prices somewhat higher. However, it will not be enough to create a strong bull market as economic growth remains subdued and new issues continue to swamp the markets.

In the U.K., institutional cash flow remains strong and could well be boosted further by corporate activity. Earnings reports have been mixed and are likely to remain so, but the general outlook should be positive, allowing investors to make reasonable progress for the rest of this year.

While we expect further weakness in the region over the next quarter, the Hong Kong market appears to be the clearest beneficiary of lower U.S. interest rates and is showing the first signs of cyclical recovery in the region. The possibility of monetary relaxation in China in 1996, combined with a modest upturn in economic growth, could generate stronger relative performance as markets enter a traditionally buoyant fourth quarter.

Investors must keep in mind that investments outside the United States are subject to some additional considerations, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, possible changes in taxation, and periods of illiquidity.

Sincerely,
Scott McGlashan
PORTFOLIO MANAGER

+ The World Index is an arithmetic average weighted by market value, of the performance of approximately 1450 securities listed on the stock exchanges of 20 countries including the USA, Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested.

MENTOR PERPETUAL GLOBAL PORTFOLIO

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class A and Class B Shares and the Morgan Stanley Capital World~.
                                  3/24/94     9/30/94     3/31/95     9/30/95
Morgan Stanley Capital World~     10,000      10,545      10,985      12,124
A Shares                           9,425**     9,487       9,313      10,587
B Shares                           9,996       9,982       9,764      10,655***

                      AVERAGE ANNUAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                            1-Year        Since Inception*
Class A Shares              5.17%             3.67%
Class B Shares              6.74%             4.30%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Reflects operations of Mentor Perpetual Global Portfolio Class A and Class B Shares from the date of initial public investment on 3/24/94 through 9/30/95.

** Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

*** Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the sixth year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than 1 year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

~ The Morgan Stanley Capital World is adjusted to reflect reinvestment of dividends on securities in the index. The Morgan Stanley Capital World is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

MENTOR MANAGERS' COMMENTARY
MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO

MARKET CONDITIONS

The bond market has continued to rally during the last six months. Two-year rates are down 0.88% and ten-year rates are down 0.98%. The majority of this rally occurred from March 30 to June 30, as interest rates were virtually unchanged over the last three months. Overall weaker-than-expected economic results during April, May, and June were followed, in early July, by the first easing of monetary policy by the Federal Reserve since late 1992. For the remainder of the six-month period, the market bounced back and forth trying to decide if there would be any additional easing or if the Federal Reserve had achieved the so-called "soft landing." The debate continues as we head into the fourth quarter.

PERFORMANCE

The Portfolios continued to provide strong year-to-date performance numbers. Mentor Short-Duration Income Portfolio had a total return of 9.22% (for "A" Shares), well above the peer group average of 8.09%.+ Mentor Quality Income Portfolio had a total return of 12.74%, well above its' peer group average of 11.82%.+ For the three-month period ended September 30, 1995, Mentor Short-Duration Income Portfolio had a total return of 0.77%, compared to the peer group average of 1.52%.+ Mentor Quality Income Portfolio had a three-month total return of 1.50% versus a peer group average of 1.78%.+

The strong year-to-date performance numbers were attributable to the Portfolios' large U.S. Treasury positions held during the rally. Treasury securities perform better than any other fixed-income instrument during a rally. The advantage that the Portfolios enjoyed during the rally turned into a disadvantage during the last three months. The market bounced up and down within a narrow trading range as market participants tried to determine the next move from the Federal Reserve. Economic data was mixed as inflation numbers remained very low while production and employment numbers showed reasonable strength. Just as the liquidity and positive convexity of treasury securities helped during a rally, their low yields hurt during a stable rate environment.

As we moved through the third quarter, it became apparent that the Federal Reserve was reluctant to cut interest rates based on economic data alone. Alan Greenspan, Chairman of the Federal Reserve, appears to want to see a definitive deficit reduction plan before he will significantly ease credit conditions. By swapping some of our treasury holdings into higher yielding products, as the quarter ended, the Portfolios were positioned to take advantage of a lower volatility environment.

MARKET OUTLOOK
We continue to have a positive outlook for the balance of the year. Most market participants are expecting the Federal Reserve to continue easing interest rates, perhaps as early as

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO (CONTINUED)
December 19th. The big question is: What will be the result of the budget debates currently underway? If a credible budget deficit package is put into place, we believe that the Federal Reserve will lower short-term interest rates. Deficit reduction combined with easier monetary policy should be positive for the bond market. As the quarter drew to a close, consistent with our positive outlook on the market, the Portfolios' durations were tilted slightly longer than their respective indices.

Sincerely,
P. Michael Jones
PORTFOLIO MANAGER

Steven Henderson
PORTFOLIO MANAGER

+ Source Lipper Analytical Services, Inc.

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class A and Class B Shares and the Merrill Lynch 7-Year Treasury Index~.
                       4/29/92     9/30/92     9/30/93     9/30/94     9/30/95
Merrill Lynch 7-Year
  Treasury Index~      10,000      11,052      12,380      11,705      13,496
A Shares                9,525**     9,846      10,378      10,036      11,222
B Shares               10,000      10,324      10,827      10,406      11,354***

                      AVERAGE ANNUAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                         1-Year         Since Inception*
Class A Shares            6.47%              3.43%
Class B Shares            7.33%              3.90%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Reflects operations of Mentor Quality Income Portfolio Class A and Class B Shares from the date of initial public investment on 4/29/92 through 9/30/95.

** Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

*** Represents a hypothetical investment of $10,000 in Mentor Quality Income
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the sixth year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than 1 year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

~ The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

MENTOR SHORT-DURATION INCOME PORTFOLIO

                             PERFORMANCE COMPARISON

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class A Shares and the Merrill Lynch 3-Year Treasury~.

                      6/16/95       6/30/95       9/30/95
Class A                9,900         9,946        10,050
3-Year Treasury~      10,000        10,062        10,139

                          TOTAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                      1-Year    Since Inception*
Class A                n/a           0.49%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Reflects operations of Mentor Short-Duration Income Portfolio Class A from the date of issuance on 6/16/95 through 9/30/95.

** Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class A Shares, after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charges = $9,900. The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

~ The Merrill Lynch 3-Year Treasury is adjusted to reflect reinvestment of interest on securities in the indices. The Merrill Lynch 3-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class B Shares and Merrill Lynch 3-year Treasury~.

                     4/28/94      6/30/94     12/31/94    6/30/95     9/30/95
Class B              10,000       10,040       10,093     10,516      10,623**
3-Year Treasury~     10,000       10,019       10,075     10,920      11,051

                      AVERAGE ANNUAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                        1-Year        Since Inception*
Class B                 5.29%              4.34%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Reflects operations of Mentor Short-Duration Income Portfolio Class B Shares from the date of initial public investment on 4/28/94 through 9/30/95.

** Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the sixth year period following the date of purchase. The ending value of the Class B shares reflects a redemption fee of 4.00% on any redemption less than 1 year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

~ The Merrill Lynch 3-Year Treasury is adjusted to reflect reinvestment of interest on securities in the indices. The Merrill Lynch 3-Year Treasury Index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in Securities other than Treasuries.

MANAGER'S COMMENTARY
MENTOR MUNICIPAL INCOME PORTFOLIO

GENERAL MARKET CONDITIONS

During the past six months the tax-exempt market has been relatively strong, as municipal yields followed the rally in treasuries. Major factors affecting the market include diminished supply and demand levels, and concern over the effect of tax reform on the municipal market.

HOW MARKET CONDITIONS AFFECTED THE PORTFOLIO

Year-to-date, the Portfolio has a total return of 11.38%. Performance suffered in the second quarter due to a hedge position which was put in place to lessen market volatility. The Portfolio has an average acquisition yield of 7.33%, well above current market levels. Consequently, trading has been modest as current market offerings provide no coupon or yield advantage over existing holdings. Approximately 40% of assets are invested in AAA-rated assets, given our belief that the retail market will continue its "flight to quality" because of credit concerns. The Portfolio's largest sector exposure is to the healthcare industry at 17% of assets. There have been no significant shifts in sector or rating distribution that have affected the Portfolio's performance, and the Portfolio remains well diversified.

OUTLOOK AND EXPECTED STRATEGY

Our outlook for the coming year is positive, and we remain conservatively bullish on municipals. New volume issuance is expected to increase during the fourth quarter, although total issuance for the year should be near original projections of $145 billion. Record levels of both outstanding municipal debt and pre-refunded bonds continue to mature, accentuating demand. When viewed as a percentage of taxable rates, municipal yields on the long end of the yield curve are at levels attractive to individual investors.

While three- to five-year tax-exempt rates yield 70% of U.S. Treasury's rates, fifteen-year returns are at 86%, and twenty- to thirty-year yields are at 90%. Whether tax-exempt yields will continue to participate with U.S. Treasury rates as they did during this past quarter, however, is questionable, and will be determined by public response to the tax reform debate. With continued strong interest rate markets, individuals will need to choose to enter the municipal market at relatively high prices, or to exit near the highs of 1993. That decision appears to be further complicated by the fact that individual investors seem to feel confident in making the "municipal bet" at higher yields, while they seem uncomfortable with yields in the 4-5% range.

Sincerely,
David Johnson
PORTFOLIO MANAGER

MENTOR MUNICIPAL INCOME PORTFOLIO

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class A and Class B Shares and Lehman Municipal Bond Index~.

                              4/29/92    9/30/92    9/30/93   9/30/94  9/30/95
Lehman Municipal Bond Index~  10,000     10,561     11,906    11,616   12,915
A Shares                       9,525**   10,034     11,637    11,101   12,151
B Shares                      10,000     10,528     12,134    11,511   12,348***

                      AVERAGE ANNUAL RETURNS AS OF 9/30/95
                            INCLUDING SALES CHARGES

                   1-Year          Since Inception*
Class A             4.26%               5.86%
Class B             5.01%               6.36%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Reflects operations of Mentor Municipal Income Portfolio Class A and Class B Shares from the date of initial public investment on 4/29/92 through 9/30/95.

** Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

*** Represents a hypothetical investment of $10,000 in Mentor Municipal Income
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the sixth year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than 1 year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995


                                                            Percent of Net Assets            Shares            Market Value

COMMON STOCKS                                                  88.81%

BASIC INDUSTRIES                                                            1.33%
  Alco Standard Corporation                                                                   25,400         $  2,152,650
  Citation Corporation*                                                                       77,250            1,390,500
                                                                                                                3,543,150

BUILDING                                                                    2.66%
  Blount, Inc.-Class A                                                                        57,550            2,740,819
  Clayton Homes, Inc.                                                                        183,200            4,351,000
                                                                                                                7,091,819

CAPITAL GOODS & CONSTRUCTION                                                1.77%
  Fastenal Company                                                                            48,440            1,768,060
  Flextronics International, Ltd.*                                                           108,600            2,796,450
  Computational System*                                                                       10,000              162,500
                                                                                                                4,727,010

CONSUMER CYCLICAL                                                           9.29%
  Apple South, Inc.                                                                          126,850            2,885,837
  Chromcraft Revington, Inc.*                                                                109,000            2,670,500
  Consolidated Products Company*                                                              89,150            1,470,975
  Landry's Seafood Restaurant*                                                               100,000            1,800,000
  Legget & Platt, Inc.                                                                        59,600            1,467,650
  Outback Steakhouse*                                                                         47,000            1,445,250
  Quality Dining, Inc.*                                                                      163,000            2,974,750
  Regal Cinemas, Inc.*                                                                       106,325            4,372,615
  Rio Hotel & Casino, Inc.*                                                                  104,900            1,363,700
  Sonic Corporation*                                                                          94,200            2,143,050
  Wabash National Corporation                                                                 61,900            2,189,713
                                                                                                               24,784,040

CONSUMER STAPLES                                                            1.93%
  Performance Food Group*                                                                     52,500            1,220,625
  Richfood Holdings, Inc.                                                                    155,700            3,921,694
                                                                                                                5,142,319

ENERGY                                                                      0.89%
  Cairn Energy USA, Inc.*                                                                    116,850            1,489,838
  Nuevo Energy Company*                                                                       38,800              873,000
                                                                                                                2,362,838

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995


                                                           Percent of Net Assets            Shares            Market Value

COMMON STOCKS (CONTINUED)

FINANCIAL                                                      7.72%
  Concord Electronic Fleet Services, Inc.*                                                   115,200         $  3,513,600
  Credit Acceptance Company*                                                                  45,600            1,231,200
  Envoy Corporation*                                                                         113,400            1,360,800
  First Financial Management Corporation                                                      24,250            2,367,406
  Jayhawk Acceptance Corporation*                                                             87,200            1,275,300
  Leader Financial Corporation                                                                90,500            3,133,563
  Markel Corporation*                                                                         66,360            4,877,460
  National Commerce Bancorp                                                                  114,996            2,817,402
                                                                                                               20,576,731

HEALTH                                                        19.97%
  Advantage Health Corporation*                                                               51,200            1,740,800
  Biomet, Inc.*                                                                              168,350            2,904,037
  Columbia HCA Healthcare Corporation                                                         64,300            3,126,587
  Community Health Systems*                                                                   70,600            2,850,475
  Compdnet Corporation*                                                                      103,200            3,018,600
  Gelman Sciences, Inc.*                                                                      99,600            2,191,200
  Health Management Associates*                                                               67,300            2,162,013
  Healthdyne Technologies*                                                                   143,200            1,951,100
  Healthsource, Inc.*                                                                         57,700            2,776,813
  Idexx Laboratories, Inc.*                                                                   74,200            2,763,950
  Manor Care, Inc.                                                                            92,900            3,170,213
  Omnicare, Inc.                                                                             118,300            4,613,700
  Phycor, Inc.*                                                                              148,650            5,091,262
  Physician Sales & Services, Inc.*                                                           70,600            3,388,800
  Ren Corporation*                                                                           116,400            2,313,450
  Renal Treatment Centers*                                                                    80,600            2,982,200
  Respironics, Inc.*                                                                          74,500            1,434,125
  Vencor, Inc.*                                                                              149,325            4,778,400
                                                                                                               53,257,725

RETAIL                                                         8.85%
  Barnes and Noble, Inc.*                                                                     66,800            2,555,100
  Big B, Inc.                                                                                181,800            2,704,275
  Casey's General Stores, Inc.                                                               172,950            3,912,994
  Corporate Express, Inc.*                                                                    80,950            1,973,156
  Dollar General Corporation                                                                  41,041            1,205,579
  Heilig-Meyers Company                                                                       14,800              344,100

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                       Percent of Net
                                                                           Assets          Shares            Market Value

COMMON STOCKS (CONTINUED)

RETAIL (CONTINUED)
  Moovies, Inc.*                                                                              89,400         $  1,754,475
  Movie Gallery, Inc.*                                                                        76,700            3,278,925
  Office Depot, Inc.*                                                                         89,600            2,699,200
  Revco D. S., Inc.*                                                                          86,000            2,021,000
  S & K Famous Brands, Inc.*                                                                 131,000            1,146,250
                                                                                                               23,595,054

TECHNOLOGY                                                                 26.02%
  3Com Corporation*                                                                           55,300            2,516,150
  ACC Corporation                                                                             98,300            1,621,950
  Acxiom Corporation*                                                                         62,800            1,774,100
  Applied Materials, Inc.                                                                     19,050            1,947,862
  Atmel Corporation*                                                                          48,200            1,626,750
  Benchmark Electronics, Inc.*                                                                42,800            1,203,750
  Cellstar Corporation*                                                                       41,400            1,293,750
  Cincinnati Microwave, Inc.*                                                                143,700            2,173,463
  Cisco Systems, Inc.*                                                                        38,800            2,677,200
  Computer Management Sciences*                                                               12,500              212,500
  Cybex Corporation*                                                                          68,900            1,722,500
  Danka Business Systems                                                                     107,000            3,852,000
  Dell Computers Corporation*                                                                 18,800            1,598,000
  Diamond Multimedia Systems*                                                                 84,050            2,710,612
  DSC Communications Corporation*                                                             52,300            3,098,775
  Emulex Corporation*                                                                         80,500            1,066,625
  Frontier Corporation                                                                       189,300            5,040,113
  Gateway 2000, Inc.*                                                                         46,300            1,417,937
  Informix Corporation*                                                                       62,900            2,044,250
  Kent Electronics Corporation*                                                               54,250            2,380,218
  LAM Research Corporation*                                                                   14,700              878,325
  Linear Technology Corporation                                                               88,000            3,652,000
  LSI Logic Corporation*                                                                      47,900            2,766,225
  Mysoftware Company*                                                                        104,200            1,328,550
  Ontrak Systems*                                                                             55,700            1,538,713
  Palmer Wireless, Inc.*                                                                      86,900            1,933,525
  Quantum Corporation*                                                                        16,000              350,000
  SDL, Inc.*                                                                                  68,900            1,946,425
  Silicon Valley Group*                                                                       29,700            1,147,163
  Symmetricom, Inc.*                                                                         142,250            3,200,625
  Triquint Semiconductor, Inc.*                                                               64,850            1,483,444
  Uniphase Corporation*                                                                       46,650            1,644,413
  US Long Distance Corporation*                                                              105,700            1,592,106
  Worldcom, Inc.*                                                                            123,362            3,963,004
                                                                                                               69,403,023

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                    Shares or
                                             Percent of Net         Principal
                                                 Assets               Amount            Market Value

COMMON STOCKS (CONTINUED)

TRANSPORTATION                                        2.54%
  American Freightways Corporation*                                       117,350         $  1,760,250
  Atlantic Southeast Airlines, Inc.                                        92,600            2,164,525
  Swift Transportation Company, Inc.*                                     100,900            1,740,525
  USA Truck, Inc.*                                                         84,700            1,101,100
                                                                                             6,766,400

MISCELLANEOUS                                         5.84%
  ABR Information Services*                                               108,150            2,730,787
  Accustaff, Inc.*                                                         81,750            3,004,312
  Career Horizons, Inc.*                                                  111,300            3,005,100
  Olsten Corporation                                                       50,300            1,955,413
  Romac International*                                                     79,750            1,355,750
  Scientific Games Holding*                                                34,900            1,304,388
  Xilinx, Inc.*                                                            46,600            2,242,625
                                                                                            15,598,375
TOTAL COMMON STOCKS (COST $160,128,016)                                                    236,848,484

SHORT-TERM INVESTMENT                           9.63%
  REPURCHASE AGREEMENT
     Nationsbank Corporation
     Dated 9/29/95, 6.40%, due 10/02/95,
     collateralized by $26,600,000
     U.S. Treasury Bill, due 12/28/95,
     (cost $25,689,361)                                               $25,689,361           25,689,361

TOTAL INVESTMENTS (COST $185,817,377)          98.44%                                      262,537,845

OTHER ASSETS LESS LIABILITIES                   1.56%                                        4,156,579

NET ASSETS                                    100.00%                                     $266,694,424

* Securities not currently producing income.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                             Percent of Net
                                                Assets                     Shares         Market Value

COMMON STOCKS                                   99.93%

BASIC MATERIALS                                              4.43%
  Morton International, Inc.                                                80,800         $ 2,504,800
  Nalco Chemical Company                                                    40,000           1,365,000
                                                                                             3,869,800

CAPITAL GOODS & CONSTRUCTION                                11.87%
  AMP, Inc.                                                                 30,000           1,155,000
  Linear Technology Company                                                 66,600           2,763,900
  Sherwin Williams Company                                                  68,700           2,404,500
  W.W. Grainger, Inc.                                                       34,700           2,095,012
  York International Corporation                                            46,000           1,937,750
                                                                                            10,356,162

CONSUMER CYCLICAL                                           23.76%
  Albertson's, Inc.                                                         58,000           1,979,250
  Gannett Company                                                           21,000           1,147,125
  May Department Stores Company                                             64,500           2,821,875
  McDonald's Corporation                                                    24,000             918,000
  Newell Company                                                           119,900           2,967,525
  R.R. Donnelley & Sons                                                     73,600           2,870,400
  Sonoco Products Company                                                  101,350           2,812,462
  Sunbeam-Oster                                                             17,500             260,313
  Sysco Corporation                                                        100,400           2,735,900
  Unifi, Inc.                                                               90,200           2,209,900
                                                                                            20,722,750

CONSUMER STAPLES                                            10.94%
  Avon Products                                                             21,900           1,571,325
  Johnson & Johnson                                                         39,900           2,957,587
  Merck & Company, Inc.                                                     38,000           2,128,000
  Pfizer, Inc.                                                              54,000           2,882,250
                                                                                             9,539,162

ENERGY                                                       5.56%
  Enron Corporation                                                         41,900           1,403,650
  Mobile Corporation                                                        17,000           1,693,625
  Schlumberger, Ltd.                                                        26,800           1,748,700
                                                                                             4,845,975

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                            Shares or
                                               Percent of Net               Principal
                                                  Assets                      Amount           Market Value

COMMON STOCKS (CONTINUED)

FINANCIAL                                                   12.10%
  American Express Company                                                     67,000         $  2,973,125
  Banc One Corporation                                                         69,000            2,518,500
  Federal National Mortgage Association                                        21,800            2,256,300
  United Asset Management Corporation                                          69,900            2,804,738
                                                                                                10,552,663
HEALTH                                                       0.78%
  Columbia HCA Healthcare Corporation                                          14,000              680,750
TECHNOLOGY                                                  15.99%
  General Electric Company                                                     51,700            3,295,875
  Hewlett Packard Company                                                      21,000            1,750,875
  Intel Corporation                                                            20,000            1,202,500
  Loral Corporation                                                            43,700            2,490,900
  Motorola, Inc.                                                               37,300            2,848,788
  Premier Industrial Corporation                                               94,300            2,357,500
                                                                                                13,946,438
TRANSPORTATION & SERVICES                                    2.68%
  Werner Enterprises, Inc.                                                    112,800            2,340,600
MISCELLANEOUS                                               11.82%
  Corning, Inc.                                                                64,700            1,852,037
  Interpublic Group Company                                                    64,000            2,544,000
  General Motors Corporation-Class E                                           24,000            1,092,000
  Olsten Corporation                                                           39,500            1,535,563
  Tyco International, Ltd.                                                     52,200            3,288,600
                                                                                                10,312,200
TOTAL COMMON STOCKS (COST $76,614,326)                                                          87,166,500
SHORT-TERM INVESTMENT                                0.17%
  REPURCHASE AGREEMENT
     Nationsbank Corporation
     Dated 9/29/95, 6.40%, due 10/02/95,
     collateralized by $100,000
     U.S. Treasury Note, 11.75%, due 11/15/14,
     (cost $145,965)                                                      $   145,965              145,965

TOTAL INVESTMENTS (COST $76,760,291)               100.10%                                      87,312,465

OTHER ASSETS LESS LIABILITIES                       (0.10%)                                        (82,504)

NET ASSETS                                         100.00%                                    $ 87,229,961

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                     Percent of Net
                                                         Assets               Shares             Market Value

COMMON STOCKS                                        79.94%

BASIC MATERIALS                                               5.66%
  Alco Standard Corporation                                                     26,500         $  2,245,875
  American Buildings Company*                                                   43,000            1,015,875
  Federal Paper Board Company, Inc.                                             62,800            2,409,950
  J&L Specialty Steel, Inc.                                                     48,000            1,008,000
  NL Industries, Inc.*                                                         132,400            2,184,600
  The Scotts Company - Class A*                                                 96,200            2,128,425
  Union Carbide Corp Holding                                                    58,000            2,305,500
                                                                                                 13,298,225

COMMERCIAL SERVICES & PRODUCTS                                1.21%
  Paychex, Inc.                                                                 61,537            2,846,086

CAPITAL GOODS & CONSTRUCTION                                  4.10%
  AGCO Corporation                                                              48,600            2,211,300
  Bel Fuse, Inc.*                                                               82,600            1,011,850
  Insituform Technologies*                                                     147,400            2,063,600
  Microchip Technology, Inc.*                                                   57,800            2,189,175
  USA Waste Services, Inc.*                                                    111,200            2,168,400
                                                                                                  9,644,325

CONSUMER CYCLICAL                                             2.88%
  Clear Channel Communications*                                                 36,000            2,727,000
  First Team Sports*                                                            82,000            1,312,000
  Primark Corporation*                                                         109,700            2,728,787
                                                                                                  6,767,787

CONSUMER STAPLES                                              4.51%
  Amgen, Inc.*                                                                  45,000            2,244,375
  Dura Pharmaceuticals*                                                         39,700            1,181,075
  Richfood Holdings, Inc. - Class A                                             95,000            2,392,812
  Terra Industries, Inc.                                                       176,700            2,517,975
  Watson Pharmaceuticals*                                                       55,400            2,271,400
                                                                                                 10,607,637

ENERGY                                                        0.98%
  Panhandle Eastern Corporation                                                 84,900            2,313,525

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                            Percent of Net
                                                Assets           Shares            Market Value

COMMON STOCKS (CONTINUED)

FINANCIAL                                       23.05%
  Alex. Brown, Inc.                                                47,300         $  2,761,137
  Bank of New York Company, Inc.                                   50,800            2,362,200
  City National Corporation                                       162,200            2,149,150
  Concord Electronic Fleet Services, Inc.*                         80,400            2,452,200
  Credit Acceptance Corporation*                                   93,700            2,529,900
  First USA, Inc.                                                  43,400            2,354,450
  Green Tree Financial Corporation                                 44,300            2,702,300
  Hibernia Corporation - Class A                                  220,300            2,230,537
  Lehman Brothers Holdings, Inc.                                   94,000            2,173,750
  MBNA Corporation                                                 64,950            2,703,543
  Mercury Finance Company                                         110,000            2,681,250
  Meridian Bancorp, Inc.                                           57,900            2,214,675
  Morgan Stanley, Inc.                                             25,800            2,480,025
  North Fork Bancorp, Inc.                                        111,000            2,303,250
  Republic New York Corporation                                    38,100            2,228,850
  Standard Federal Bancorp, Inc.                                   60,300            2,351,700
  Student Loan Marketing Association                               40,600            2,192,400
  Synovus Financial Corporation                                    87,200            2,278,100
  T. Rowe Price Associates, Inc.                                   60,500            3,100,625
  The Money Store, Inc.                                            14,400              682,200
  Travelers, Inc.                                                  48,500            2,576,563
  UJB Financial Corporation                                        66,900            2,140,799
  Waterhouse Investor Service                                     100,000            2,550,000
                                                                                    54,199,604

HEALTH                                           6.36%
  Loewen Group, Inc.                                               69,400            2,862,750
  ORNDA Healthcorp*                                               110,000            2,337,500
  Research Industries Corporation*                                 44,100            1,284,412
  Respironics, Inc.*                                              127,300            2,450,525
  Service Corporation International                                65,600            2,566,600
  Target Therapeutics, Inc.*                                       49,300            3,451,000
                                                                                    14,952,787

INDUSTRIAL PRODUCTS                              4.73%
  JLG Industries, Inc.                                             69,000            3,105,000
  Owens-Corning Fiberglass Company*                                49,700            2,217,863
  Thermo Electron Corporation*                                     59,250            2,747,719
  Toll Brothers, Inc.*                                            161,600            3,050,200
                                                                                    11,120,782

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                Percent of Net
                                                    Assets            Shares           Market Value

COMMON STOCKS (CONTINUED)

RETAIL                                                2.21%
  Compucom Systems, Inc.*                                              177,000         $  1,150,500
  Discount Auto Parts*                                                  38,000            1,149,500
  Staples, Inc.*                                                       102,375            2,892,094
                                                                                          5,192,094

TECHNOLOGY                                           19.20%
  Analog Devices, Inc.*                                                 60,800            2,105,200
  Andrew Corporation*                                                   43,500            2,658,938
  Aspen Technology, Inc.*                                               41,600            1,248,000
  BMC Software, Inc.*                                                   49,000            2,254,000
  Cognex Corporation*                                                   57,500            2,774,375
  Continuum Company, Inc.*                                              61,100            2,344,713
  Cordis Corporation*                                                   27,500            2,330,625
  Dell Computer Corporation*                                            39,300            3,340,500
  Indigo N.V.*                                                          18,200              420,875
  Intervoice, Inc.*                                                     99,500            2,276,063
  KLA Instruments Corporation*                                          29,700            2,383,425
  Maxim Integrated Products, Inc.*                                      43,200            3,196,800
  Mylex Corporation*                                                   137,100            2,330,700
  Oracle Systems Corporation*                                           52,300            2,007,013
  Parametric Technologies Corporation*                                  50,000            3,075,000
  Pioneer Standard Electronics, Inc.                                   118,800            2,079,000
  TCA Cable TV, Inc.                                                    76,400            2,196,500
  Vicor Corporation*                                                   109,000            2,636,438
  Wind River Systems*                                                   63,000            1,480,500
  Zebra Technologies*                                                   37,900            2,018,175
                                                                                         45,156,840

TRANSPORTATION                                        1.16%
  Wisconsin Central Transportation Corporation*                         41,000            2,736,750

UTILITIES                                             2.37%
  Equifax, Inc.                                                         61,100            2,558,563
  US Robotics Corporation*                                              35,200            3,000,800
                                                                                          5,559,363

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                          Shares or
                                                    Percent of Net         Principal
                                                            Assets          Amount            Market Value

COMMON STOCKS (CONTINUED)

MISCELLANEOUS                                                1.52%
  Corrections Corporation of America*                                         27,000         $  1,299,375
  DSC Communications Corporation*                                             80,300            2,268,475
                                                                                                3,567,850

TOTAL COMMON STOCKS (COST $150,219,271)                                                       187,963,655

SHORT-TERM INVESTMENT                                 22.87%

  REPURCHASE AGREEMENT
     Nationsbank Corporation
     Dated 9/29/95, 6.40%, due 10/2/95,
     collateralized by $36,400,000
     U.S. Treasury Note, 11.75%, 11/15/14
     (cost $53,775,569)                                                  $53,775,569           53,775,569

TOTAL INVESTMENTS (COST $203,994,840)                102.81%                                  241,739,224

OTHER ASSETS LESS LIABILITIES                         (2.81%)                                  (6,598,058)
NET ASSETS                                           100.00%                                 $235,141,166

* Securities not currently producing income.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                               Percent of Net
                                                   Assets                Shares         Market Value

COMMON STOCKS                                       57.74%

BASIC INDUSTRIES                                            10.72%
  Aluminum Company of America                                               51,000       $2,696,625
  Goodrich BF                                                                8,700          573,112
  IMC Global, Inc.                                                           9,000          570,375
  International Paper Company                                               46,400        1,948,800
  International Specialty Products, Inc.                                    32,600          297,475
  Precision Castparts                                                       11,700          427,050
  Rayonier, Inc.                                                             5,100          199,537
  Rhone Poulenc SA~                                                         16,055          325,114
  Wyman-Gordon Company*                                                      7,200           99,450
                                                                                          7,137,538

CAPITAL GOODS & CONSTRUCTION                                 4.79%
  BE Aerospace, Inc.*                                                       42,700          357,612
  Boeing Company                                                             7,000          477,750
  Centex Construction Products, Inc.*                                       36,200          475,125
  Curtiss-Wright Corporation                                                 9,700          429,225
  Giddings & Lewis, Inc.                                                     6,000          104,625
  Sequa Corporation*                                                        18,100          484,175
  Standard Pacific Corporation                                              77,200          540,400
  York International Corporation                                             7,500          315,938
                                                                                          3,184,850

CONSUMER STAPLES                                             3.98%
  Chiquita Brands International                                             13,600          232,900
  Dimon Incorporated                                                        17,000          255,000
  Hills Stores Company*                                                     27,549          313,370
  Interstate Bakeries Corporation                                           20,200          426,725
  Kmart Corporation                                                         25,000          362,500
  Universal Corporation                                                     47,000        1,057,500
                                                                                          2,647,995

ENERGY                                                      10.38%
  Amerada Hess Corporation                                                  18,000          875,250
  Anderson Exploration*                                                     18,216          229,977
  Ashland Oil, Inc.                                                          8,300          277,013
  Burlington Resources, Inc.                                                19,200          744,000
  Cooper Cameron Corporation*                                                3,348           86,630
  Enserch Corporation                                                       10,600          174,900
  Gerrity Oil & Gas Corporation*                                            87,000          271,875
  Gulf Canada Resources, Ltd.*                                              69,300          294,525
  Lone Star Technologies, Inc.*                                             25,100          238,450
  Noble Drilling Corporation*                                               59,500          461,125
  Oryx Energy*                                                              26,500          344,500
  Petroleum Heat & Power Company                                            57,600          489,600
  Seagull Energy Corporation*                                               26,000          526,500
  Sonat Offshore Drilling, Inc.                                             11,500          375,188

MENTOR INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                 Percent of Net
                                                     Assets                Shares        Market Value

COMMON STOCKS (CONTINUED)

ENERGY (CONTINUED)
  Teekay Shipping Corp.*                                                     3,400       $   81,600
  U.S.X. Marathon Group, Inc.                                               28,300          558,925
  Unocal Corporation                                                        21,400          609,900
  YPF Associadad                                                            15,000          270,000
                                                                                          6,909,958

FINANCIAL                                              11.28%
  ACE, Ltd.                                                                 32,500        1,117,187
  California Federal Bank*                                                  15,556          245,007
  California Federal Bank Certificates*                                      1,555            8,941
  Chubb Corporation                                                          7,300          700,800
  CIGNA Corporation                                                         20,900        2,176,213
  Danielson Holding Company*                                                56,000          420,000
  Horace Mann Educator                                                       6,800          187,000
  Koger Equity, Inc. REIT*                                                  37,900          374,263
  Lehman Brothers Holding, Inc.                                             24,840          574,425
  Loews Corporation                                                          2,400          349,200
  Long Island Bancorp                                                        4,700          115,150
  Newhall Land & Farming Company                                            26,100          349,088
  Old Republic International Corporation                                    16,000          462,000
  Patroit American Hospital - REIT*                                          2,400           61,500
  Paul Revere Corporation                                                   10,000          188,750
  Tucker Properties Company                                                 11,000          122,375
  Zurich Reinsurance Company*                                                1,900           56,525
                                                                                          7,508,424

TECHNOLOGY                                             3.20%
  Alcatel Alsthom                                                           14,900          253,300
  B.C.E., Inc.                                                              25,400          847,725
  Cooper Industries, Inc.                                                    3,812          134,373
  Portugal Telecom ADS*                                                      1,300           25,025
  Raychem Corporation                                                        9,500          427,500
  Worldcom, Inc.*                                                           13,781          442,714
                                                                                          2,130,637

TRANSPORTATION & SERVICES                              3.40%
  AMR Corporation*                                                           6,000          432,750
  Bergesen Dyas                                                              5,000          111,095
  Canadian Pacific, Ltd.                                                    23,500          376,000
  Flightsafety International                                                 7,300          334,887
  Midwest Express Holding Company*                                             700           15,750
  Nordic American Tanke - Warrants*                                         20,000           97,500
  OMI Corporation*                                                          25,900          181,300
  Overseas Shipholding Group                                                25,000          496,875
  Trans World Airlines*                                                     34,200          220,162
                                                                                          2,266,319

MENTOR INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                Percent of Net
                                                                    Assets           Shares         Market Value

COMMON STOCKS (CONTINUED)

UTILITIES                                                              2.08%
  Illinova Corporation                                                                10,000       $  271,250
  Niagara Mohawk Power                                                                30,700          402,937
  Public Service Company of New Mexico*                                               27,200          445,400
  Unicom Corporation                                                                   8,600          260,150
                                                                                                    1,379,737

MISCELLANEOUS                                                          4.50%
  Brascan, Ltd.-Class A                                                               19,200          314,400
  CBI Industries                                                                      16,600          394,250
  Comsat Corporation                                                                  17,500          393,750
  Corning, Inc.                                                                       17,300          495,213
  Eastman Kodak Company                                                               10,500          622,125
  Essex Property Trust, Inc.                                                          19,900          350,738
  W.M.X. Technologies, Inc.                                                           14,800          421,800
                                                                                                    2,992,276

FOREIGN SECURITIES                                                     3.41%
  CAE, Inc.                                                                           75,000          517,049
  Onex Corporation                                                                    23,400          259,419
  St. Lawrence Cement, Inc.                                                           45,000          276,691
  Pichney SA                                                                           7,000          447,511
  Technip SA                                                                           7,500          493,176
  Telecom Italia SPA                                                                  61,000          100,659
  Pohjola Insurance Company*                                                          10,000          177,308
                                                                                                    2,271,813

TOTAL COMMON STOCKS (COST $33,483,327)                                                             38,429,547

PREFERRED STOCKS                                                2.39%

BASIC MATERIALS                                                        0.96%
  Boise Cascade Corporation                                                            9,000          302,625
  Reynolds Metals Company                                                              6,500          336,375
                                                                                                      639,000

FINANCIAL                                                              1.43%
  American R E Partners                                                                3,143           18,858
  Glendale Federal Bank                                                               21,700          933,100
                                                                                                      951,958
TOTAL PREFERRED STOCKS (COST $1,044,653)                                                            1,590,958

MENTOR INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                      Percent of Net         Principal
                                                                          Assets              Amount           Market Value

CORPORATE BONDS                                                        7.00%

BASIC MATERIALS                                                                0.36%
  Aluminum Company of America, 5.75%, 2/01/01                                               $ 250,000         $  241,665
CAPITAL GOODS & CONSTRUCTION                                                   0.15%
  Lockheed Corporation, 6.75%, 3/15/03                                                        100,000            100,942
CONSUMER CYCLICAL                                                              0.69%
  Sears Roebuck Company, 9.25%, 4/15/98                                                       175,000            186,926
  Time Warner Entertainment, Inc., 8.88%, 10/01/12                                            250,000            271,828
                                                                                                                 458,754
CONSUMER STAPLES                                                               0.35%
  Gillette Company, 5.75%, 10/15/05                                                           250,000            235,022

FINANCIAL                                                                      3.27%
  American General Finance Corporation,
     5.88%, 7/01/00                                                                           250,000            243,982
  Associates Corporation of North America,
     5.25%, 3/30/00                                                                           250,000            238,380
  Chase Manhattan Corporation, 7.75%, 11/01/99                                                250,000            261,530
  Comerica Bank, 7.13%, 12/01/13                                                              250,000            237,850
  Dean Witter Discover, 6.25%, 3/15/00                                                        100,000             99,203
  First National Bank, 8.00%, 9/15/04                                                         250,000            267,682
  Ford Motor Credit, 8.88%, 6/15/99                                                           100,000            107,942
  Great Western Financial, 6.38%, 7/01/00                                                     250,000            247,668
  Home Savings of Americas, 6.00%, 11/01/00                                                   250,000            242,723
  Toronto Dominion Bank, 6.13%, 11/01/08                                                      250,000            231,607
                                                                                                               2,178,567

TRANSPORTATION                                                                 0.39%
  AMR Corporation, 6.13%, 11/01/24                                                            250,000            255,450

UTILITIES                                                                      1.79%
  Duke Power Company, 7.00%, 6/01/00                                                          100,000            102,506
  Florida Power & Light Company, 5.38%, 4/01/00                                               250,000            239,575
  Pacific Gas & Electric Company, 5.93%, 10/08/03                                             250,000            238,265
  Philadelphia Electric Company, 7.50%, 1/15/99                                               100,000            103,116
  Southwestern Public Service Company, 6.88%, 12/01/99                                        250,000            254,282
  Union Electric Company, 6.75%, 10/15/99                                                     250,000            253,580
                                                                                                               1,191,324
TOTAL CORPORATE BONDS (COST $4,774,490)                                                                        4,661,724

MENTOR INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                      Percent of Net       Principal
                                                                          Assets            Amount            Market Value

GOVERNMENT BONDS                                                            23.92%
  Government National Mortgage Association, 6.50%,
     9/15/23-4/15/24                                                                      $ 1,429,808         $  1,379,750
  Government National Mortgage Association, 7.00%, 1/15/24                                  2,276,232            2,250,602
  U.S. Treasury Bond, 5.13%, 3/31/98                                                        2,500,000            2,457,125
  U.S. Treasury Bond, 7.50%, 11/15/16                                                       3,500,000            3,841,950
  U.S. Treasury Note, 6.88%, 2/28/97                                                        2,000,000            2,028,300
  U.S. Treasury Note, 6.50%, 4/30/97                                                        2,000,000            2,020,260
  U.S. Treasury Note, 4.75%, 9/30/98                                                        1,000,000              968,520
  U.S. Treasury Note, 5.75%, 8/15/03                                                        1,000,000              973,980
Total Government Bonds (cost $15,209,920)                                                                       15,920,487

SHORT-TERM INVESTMENT                                                        9.05%

REPURCHASE AGREEMENT
     Swiss Bank
     Dated 9/29/95, 6.43%, Due 10/02/95,
     collateralized by $5,890,000,
     U.S. Treasury Note, 7.13%, 2/29/00
     (cost $6,024,000)                                                                      6,024,000            6,024,000

TOTAL INVESTMENTS (COST $60,536,390)                                       100.10%                              66,626,716

OTHER ASSETS LESS LIABILITIES                                              (0.10%)                                 (60,905)

NET ASSETS                                                                 100.00%                            $ 66,565,811

* Securities not currently producing income.
 American Depository Receipts.
 REIT -- Real Estate Investment Trust
SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                     Percent of Net
                                                         Assets               Shares           Market Value

COMMON STOCKS                                        90.10%

AUSTRALIA                                                     0.17%
  Broken Hill Proprietary Company*                                              2,434           $  33,572

CANADA                                                        1.36%
  Sherritt, Inc.                                                               20,000             264,580

DENMARK                                                       1.75%
  Danisco A/S                                                                   4,100             179,001
  Sophus Berendsen                                                              1,500             162,367
                                                                                                  341,368

FINLAND                                                       1.93%
  Nokia AB-A                                                                    2,400             168,419
  Cultor OY                                                                     5,500             208,419
                                                                                                  376,838

FRANCE                                                        3.52%
  AXA                                                                           3,060             161,283
  Carrefour Supermarch                                                            320             187,691
  LVMH Moet Hennessy                                                              850             160,262
  Roussel-UCLAF                                                                 1,150             178,314
                                                                                                  687,550

GERMANY                                                       2.89%
  Allianz AD Holding                                                               96             173,324
  Veba AG                                                                       5,900             233,894
  Wella AG- Preferred Stock                                                       220             157,033
                                                                                                  564,251

GREAT BRITAIN                                                11.92%
  Argyll Group, PLC                                                            20,000             106,277
  B.A.T. Industries, PLC                                                       15,000             125,492
  British Aerospace PLC                                                        11,000             127,342
  British Gas PLC                                                              30,500             128,066
  British Telecom                                                              20,000             125,255
  Glaxo Wellcome                                                               10,000             121,301
  Grand Metro                                                                  25,000             175,942
  H.W. Smith Group PLC                                                         15,000              87,536
  Inchcape PLC                                                                 20,000             101,849

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                     Percent of Net
                                                         Assets               Shares           Market Value

COMMON STOCKS (CONTINUED)

GREAT BRITAIN (CONTINUED)
  Land Securities                                                              10,000          $   97,262
  Prudential Corporation PLC                                                   20,000             119,561
  Rank Organisation PLC                                                        15,000             100,821
  Scott & Newcastle                                                            15,000             143,521
  Smithkline Beecham                                                           15,000             151,824
  Standard Chartered                                                           20,000             142,651
  Sun Alliance Group PLC                                                       20,000             115,291
  Tate & Lyle PLC                                                              15,000             106,514
  Transport Development Group                                                  45,000             150,163
  Unigate                                                                      15,000             100,583
                                                                                                2,327,251

HONG KONG                                                     4.99%
  Bank of East Asia                                                            15,000              48,597
  Cheung Kong Holdings                                                         33,000             179,682
  Citic Pacific Limited                                                        20,000              60,398
  Dah Sing Financial                                                           12,000              27,005
  Henderson Investment                                                         53,000              44,212
  Hong Kong Electric                                                           25,000              83,581
  Hong Kong Telecom, Ltd.~                                                        200                 363
  Hong Kong & China Gas                                                        20,000              32,204
  HSBC Holdings PLC                                                            12,000             166,839
  Hopewell Holdings                                                            27,000              18,333
  Hutchison Whampoa, Ltd.                                                      14,000              75,867
  Hysan Developement                                                           28,000              67,175
  Liu Chong Hing Investment                                                    30,000              31,428
  National Mutual Asia                                                         25,000              19,238
  Sun Hung Kai Property                                                         3,000              24,347
  Swire Pacific Limited                                                        12,000              95,059
                                                                                                  974,328

INDONESIA                                                     0.06%
  Sorini (Sorbitol)                                                             2,000              11,344
ITALY                                                         0.61%
  Spirti SPA                                                                   19,000             119,529

JAPAN                                                        13.02%
  Acom Company, Ltd.                                                            5,000             162,312
  Chudenko Corporation                                                          3,000             117,588

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                  Percent of Net
                                                                      Assets           Shares            Market Value

COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
  Daiichi Pharmaceutical                                                                  7,000          $   96,382
  Dainippon Ink & Chemical                                                                1,000              46,935
  Hitachi, Ltd.                                                                          15,000             162,814
  Kao Corporation                                                                         6,000              74,171
  Mitsubishi Heavy Industries                                                             7,000              53,467
  Mitsubishi Motors Company                                                              10,000              83,719
  Mitsui Bank & Trust                                                                     1,000               9,296
  NEC Corporation                                                                         8,000             110,955
  Nichiei Company                                                                         1,000              63,920
  Nippon Meat Packery                                                                    12,000             160,402
  Nippon Yusen Kabushi                                                                   10,000              58,995
  NKK Corporation                                                                        30,000              79,900
  PS Corporation                                                                          7,000             137,889
  Raito Kogyo                                                                             4,000              82,814
  Rinnai                                                                                  5,000             109,548
  Shizouka Bank                                                                          13,000             177,688
  Sumitomo Electric                                                                      10,000             121,608
  Sumitomo Realty & Development                                                           9,000              62,864
  Taisho Pharmaceutical                                                                   7,000             130,854
  Tokyo Electric Power                                                                    4,040             110,034
  Tokyo Electron, Ltd.                                                                    2,000              86,633
  Toshiba Corporation                                                                     6,000              43,719
  Yokogawa Bridge Corporation                                                             6,000              87,437
  Yokohama Reito                                                                         10,000             109,548
                                                                                                          2,541,492

MALAYSIA                                                        0.37%
  Land & General Holdings                                                                 3,000               7,876
  Petronas Gas Berhad                                                                    10,000              34,905
  Sriwani Holdings                                                                       20,000              29,117
                                                                                                             71,898

NETHERLANDS                                                     3.60%
  Fortis Amev NV                                                                          3,000             174,959
  Philips Electronics                                                                     3,600             175,522
  Polygram NV                                                                             2,900             188,524
  Wolter Kluwer                                                                           1,780             163,446
                                                                                                            702,451

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995


                                                                 Percent of Net Assets        Shares           Market Value

COMMON STOCKS (CONTINUED)

PHILIPPINES                                                             0.53%
  Filinvest Land                                                                              100,000          $   32,239
  Pilipino Telephone                                                                           74,300              70,579
                                                                                                                  102,818

SINGAPORE                                                               1.13%
  Development Bank Singapore                                                                    5,000              56,902
  DBS- Land                                                                                    40,000             118,581
  Straits Trading Company                                                                      20,000              45,803
                                                                                                                  221,286

SPAIN                                                                   1.93%
  Banco Popular Espano                                                                          1,200             186,836
  Gas Natural                                                                                   1,500             189,194
                                                                                                                  376,030

SWEDEN                                                                  3.86%
  Ericsson LM                                                                                  15,000             193,441
  MO OCH Domsjoe AB-B                                                                           2,900             182,009
  Securitas AB B-F                                                                              5,400             193,554
  Volvo AB                                                                                      7,500             183,535
                                                                                                                  752,539

SWITZERLAND                                                             0.98%
  Roche Holding AG                                                                                 27             190,671

THAILAND                                                                1.86%
  PTT Exploration                                                                               5,000              48,615
  Shinawatra Computer                                                                           1,000              23,192
  Siam City Bank, Ltd.                                                                         50,000              67,743
  Thai Military Bank, Ltd.                                                                     37,000             147,440
  Tipco Asphalt Company                                                                        15,000              76,509
                                                                                                                  363,499

UNITED STATES                                                          32.50%
  Aetna Life & Casualty                                                                         4,000             293,500
  Arethusa Off-Shore, Ltd.                                                                     12,000             247,500
  Capital One Financial                                                                        10,000             293,750

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                           Shares or
                                                                                           Principal
                                                                 Percent of Net Assets      Amount           Market Value

COMMON STOCKS (CONTINUED)

UNITED STATES (CONTINUED)
  CITC Seoul Exel IDR                                                                               2         $    22,060
  Columbia Gas Systems*                                                                         8,000             309,000
  Columbia HCA Healthcare                                                                       4,000             194,500
  Compaq Computer Corporation*                                                                  4,000             193,500
  CWM Mortgage                                                                                 14,000             189,000
  Deere & Company                                                                               3,000             244,125
  Dovatron International*                                                                       6,000             207,750
  Equifax                                                                                       6,000             251,250
  Gilead Sciences, Inc.*                                                                        8,000             176,000
  Gujarat Ambuja                                                                                5,000              42,500
  HBO & Company                                                                                 4,000             250,000
  Jardine Matheson Holding                                                                     18,000             121,500
  Jardine Strategic Holding                                                                    18,125              52,925
  Jardine Strategic-Warrants*                                                                   3,125               1,125
  Kohl's Corporation*                                                                           5,000             259,375
  Korea-Europe Fund                                                                                18              84,690
  LG Electronics                                                                                6,400              76,800
  Lockheed Martin Corporation                                                                   4,000             268,500
  Motorola, Inc.                                                                                4,000             305,500
  Office Depot, Inc.                                                                           10,000             301,250
  PT Indonesia Satellite A                                                                      1,800              63,225
  Readers Digest                                                                                6,000             282,750
  Reynolds & Reynolds Company                                                                   7,000             240,625
  Schlumberger, Ltd.                                                                            3,200             208,800
  SCI Systems*                                                                                  6,000             207,000
  Scott Paper Company                                                                           4,000             194,000
  Taipei Fund                                                                                   1,000              76,380
  Teekay Shipping Corporation                                                                  12,000             288,000
  The Carbide/Graphite Group                                                                   10,000             141,250
  Worldcom, Inc.*                                                                               8,000             257,000
                                                                                                                6,345,130

VENEZUELA                                                                1.12%
  Venezolana De Prerredicidos (4/13/94, $260,293)* (a) (b)                                     35,600             218,050

TOTAL COMMON STOCKS (COST $16,612,885)                                                                         17,586,475

CORPORATE BOND                                                     0.81%

MALAYSIA
  Telekom Malaysia Berhad, 4.00%, 10/3/04
     (9/22/94, cost $170,000) (a) (b)                                                      $  170,000             158,738

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                           Principal
                                                                 Percent of Net Assets       Amount           Market Value

SHORT-TERM INVESTMENTS                                                   6.67%
  Repurchase Agreement
     Nationsbank Corporation
     Dated 9/29/95, 6.40%, due 10/2/95,
     collateralized by $1,310,000,
     U.S. Treasury Note, 6.75%, 2/28/97
     (cost $1,302,557)                                                                     $1,302,557         $ 1,302,557

TOTAL INVESTMENTS (COST $18,085,442)                                    97.58%                                 19,047,770

OTHER ASSETS LESS LIABILITIES                                            2.42%                                    473,363

NET ASSETS                                                             100.00%                                $19,521,133

 * Securities not currently producing income.

 ~ American Depository Receipts.

(a) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.

(b) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                           Principal
                                                                 Percent of Net Assets      Amount            Market Value

LONG-TERM INVESTMENTS                                            92.84%

ASSET-BACKED SECURITIES                                                 5.20%
  Advanta Mortgage Loan Trust, Series 1993-3 A5, 5.55%,
     1/25/25                                                                              $ 1,892,821         $ 1,775,561
  Old Stone Credit Corporation Home Equity Trust,
     Series 1993-1 B1, 6.00%, 3/15/08                                                       1,970,813           1,920,813
  World Omni, Series 1993-B, 5.05%, 8/15/99                                                   826,786             810,788
TOTAL ASSET-BACKED SECURITIES                                                                                   4,507,162

U.S. GOVERNMENT SECURITIES AND AGENCIES                          42.10%

FEDERAL HOME LOAN MORTGAGE CORPORATION - REMIC                          8.77%
  5.50%, 9/15/21                                                                            5,000,000           4,410,700
  6.00%, 7/15/20                                                                            3,500,000           3,182,340
                                                                                                                7,593,040

FEDERAL NATIONAL MORTGAGE ASSOCIATION - REMIC                           7.01%
  PO, Class G92-56B, 7/25/20                                                                1,557,953           1,369,538
  PO, Class G93-37B, 11/25/22                                                               5,000,000           4,292,700
  PO, 1993 Class 202T, 11/25/23                                                             1,073,529             411,296
                                                                                                                6,073,534

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                               19.94%
  6.00%, 12/15/08 - 6/15/09                                                                 7,464,908           7,257,234
  6.00%, 10/01/25, TBA (a)                                                                 10,000,000          10,012,500
                                                                                                               17,269,734

TREASURY SECURITIES                                                     6.38%
  U.S. Treasury Bond, 7.50%, 11/15/24*                                                      1,750,000           1,946,420
  U.S. Treasury Note, 6.50%, 8/15/05*                                                       3,500,000           3,584,455
                                                                                                                5,530,875

TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES                                                                  36,467,183

NON-CONVERTIBLE CORPORATE BONDS                                  21.31%

ENERGY                                                                  1.81%
  Occidental Petroleum, 8.75%, 2/14/03                                                      1,500,000           1,568,385

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                            Principal
                                                                Percent of Net Assets        Amount           Market Value

NON-CONVERTIBLE CORPORATE BONDS (CONTINUED)

FINANCE                                                                17.99%
  Developers Diversified Realty, 7.63%, 5/15/00                                           $ 2,000,000         $ 2,000,300
  Lehman Brothers, Inc., 9.88%, 10/15/00                                                    4,000,000           4,480,560
  Nationsbank Corporation, 9.38%, 9/15/09                                                   3,500,000           4,167,380
  Salomon, Inc., 6.00%, 1/12/98                                                             3,000,000           2,925,360
  Travelers, Inc., 6.88%, 6/01/25                                                           2,000,000           2,007,480
                                                                                                               15,581,080

UTILITIES                                                               1.51%
Mississippi Power & Light, 8.80%, 4/01/05                                                   1,250,000           1,308,650
TOTAL NON-CONVERTIBLE CORPORATE BONDS                                                                          18,458,115

COLLATERALIZED MORTGAGE OBLIGATIONS                               16.78%
  Chase Mortgage Finance Corporation,
     Series 1993-L2 M, 7.00%, 10/25/24                                                      3,089,857           2,960,948
  First Boston Mortgage Securities Corporation,
     Series 1993-5 M2, 7.30%, 7/25/23                                                       2,448,703           2,401,345
  General Electric Capital Mortgage Services, Inc.,
     Series 1993-18 B1, 6.00%, 2/25/09                                                      2,308,576           2,138,411
  Securitized Asset Sales, Inc., Series 1994-5 AM, 7.00%,
     7/25/24                                                                                7,401,233           7,039,165
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                                      14,539,869

RESIDUAL INTERESTS                                                 7.45%
  General Mortgage Securities, Inc., 1995-1, 6/25/20                                           20,644             190,242
  General Mortgage Securities II, Inc., 1995-2, 6/27/25                                        41,643             569,731
  National Mortgage Funding I, Inc., 1995-1, 4/28/25                                           38,943             584,275
  National Mortgage Funding I, Inc., 1995-2, 5/22/25                                           42,531             519,362
  National Mortgage Funding I, Inc., 1995-3, 5/22/25                                           40,435             943,943
  National Mortgage Funding I, Inc., 1995-4, 3/20/21                                           18,900             290,898
  National Mortgage Funding I, Inc., 1995-5, 3/25/22                                           17,606             915,938
  National Mortgage Funding I, Inc., 1995-6, 8/27/25                                           43,953             785,170
  National Mortgage Funding I, Inc., 1995-7, 9/17/25                                           45,000             831,465
  National Mortgage Funding I, Inc., 1995-8, 9/28/25                                           45,000             822,118
TOTAL RESIDUAL INTERESTS                                                                                        6,453,142

TOTAL LONG-TERM INVESTMENTS (COST $79,796,076)                                                                 80,425,471

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                           Principal
                                                                Percent of Net Assets       Amount            Market Value

SHORT-TERM INVESTMENT                                                  17.77%

REPURCHASE AGREEMENT
  Nationsbank Corporation
  Dated 9/29/95, 6.40%, due 10/02/95,
  collateralized by $15,950,000
  U.S. Treasury Bill, 12/28/95
  (cost $15,396,050)                                                                      $15,396,050         $15,396,050

TOTAL INVESTMENTS (COST $95,192,126)                                  110.61%                                  95,821,521

OTHER ASSETS LESS LIABILITIES                                         (10.61%)                                 (9,194,630)

NET ASSETS                                                            100.00%                                 $86,626,891

INVESTMENT ABBREVIATIONS

PO -     Principal Only
REMIC -  Real Estate Mortgage Investment Conduit

(a) At September 30, 1995, the cost of securities purchased on a when-issued basis totaled $10,001,875.

* $5,250,000 principal amount of these securities have been segregated for a commitment to purchase when-issued securites at September 30, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                          Principal
                                                                 Percent of Net Assets      Amount            Market Value

ASSET-BACKED SECURITIES                                                  7.88%
  General Motors Acceptance Corporation, 6.30%, 6/15/99                                    $  514,977         $   515,394
  Old Stone Credit Corporation, 6.20%, 6/15/08                                                816,186             800,596
  World Omni 1993 B, 5.05%, 8/15/99                                                           335,184             328,698
Total Asset-Backed Securities (cost $1,628,485)                                                                 1,644,688

U.S. GOVERNMENT SECURITIES AND AGENCIES                                 61.45%
  Federal Home Loan Mortgage Corporation
     Series 1323 B, PAC 1, 6.47%, 7/15/97                                                      90,253              90,004
  Federal National Mortgage Association
     11.00%, 7/01/01                                                                          271,467             286,507
     10.00%, 6/01/05*                                                                         627,833             663,199
  Government National Mortgage Association II, TBA, 6.00%,
     10/01/25 (a)                                                                           3,175,000           3,178,969
  U.S. Treasury Note, 7.50%, 10/31/99*                                                      8,175,000           8,607,376
Total U.S. Government Securities and Agencies
  (cost $12,603,208)                                                                                           12,826,055

COLLATERALIZED MORTGAGE OBLIGATION                                       2.56%
  Ryland Acceptance Corporation, 9.63%, 9/25/17,
     (cost $529,944)                                                                          539,618             534,081

CORPORATE BONDS                                                         25.68%
  Developers Diversified Realty, 7.63%, 5/15/00                                               200,000             200,030
  Lehman Brothers, Inc., 9.88%, 10/15/00                                                    1,350,000           1,512,189
  Mississippi Power & Electric, 8.80%, 4/1/05                                                 750,000             785,190
  Occidental Petroleum, 8.75%, 2/14/03                                                      1,000,000           1,045,590
  Paine Webber, 9.18%, 3/12/99                                                                750,000             796,335
  Salomon Inc., 8.62%, 2/17/97                                                              1,000,000           1,020,390
Total Corporate Bonds (cost $5,322,892)                                                                         5,359,724

TOTAL INVESTMENTS (COST $20,084,529)                                    97.57%                                 20,364,548

OTHER ASSETS LESS LIABILITIES                                            2.43%                                    507,997

NET ASSETS                                                             100.00%                                $20,872,545

(a) At September 30, 1995 cost of securities purchased on a when-issued basis totaled $3,182,383.

* $3,400,000 principal amount of these securities have been segregated for a commitment to purchase when-issued securities at September 30, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                  Principal
                                                            Percent of Net Assets  Amount       Market Value
LONG-TERM MUNICIPAL SECURITIES                                     97.16%
ARIZONA                                                             3.73%
  Pima County Arizona, 7.25%, 7/15/10                                            $2,000,000      $2,239,040
CALIFORNIA                                                         11.02%
  California Educational Facilities, College of
     Osteopathic Medicine, 7.50%, 6/01/18                                           965,000       1,089,958
  Carson Improvement Board Act 1915, Special
     Assessment District 92, 7.38%, 9/02/22                                         730,000         748,761
  Los Angeles Convention, Series A, 5.13%, 8/15/21                                1,750,000       1,558,322
  Orange County Community Facilities District,
     Series A, 7.35%, 8/15/18                                                       300,000         353,121
  San Francisco City & County Airport, 6.30%, 5/01/25                             1,000,000       1,010,670
  San Francisco City Sewer Revenue Refunding,
     5.38%, 10/01/22                                                              2,000,000       1,846,380
                                                                                                  6,607,212
COLORADO                                                            8.04%
  Arapahoe County, Capital Improvement, 7.00%, 8/31/26                            1,000,000       1,034,330
  Colorado HFA, SFM, Series A-3, 7.00%, 11/01/24                                    640,000         663,309
  Denver City & County Airport Revenue, 7.75%, 11/15/13                           1,000,000       1,194,160
  Denver City & County Airport Revenue, 8.50%, 11/15/23                           1,700,000       1,929,500
                                                                                                  4,821,299
DISTRICT OF COLUMBIA                                                1.38%
  Metropolitan Washington, General Airport Revenue,
     Series A, 6.63%, 10/01/19                                                      800,000         829,328
FLORIDA                                                             5.54%
  Dade County, 6.50%, 10/01/26                                                      680,000         721,072
  Hillsborough County, 6.25%, 12/01/34                                            1,250,000       1,285,287
  Sarasota County, Health Facilities Authority Revenue,
     10.00%, 7/01/22                                                              1,190,000       1,314,569
                                                                                                  3,320,928
GEORGIA                                                             3.55%
  Cobb County Development Authority Revenue Bonds,
     Series 92A, 8.00%, 6/01/22                                                   1,000,000       1,020,000
  Monroe County Development Authority PCR, 6.75%, 1/01/10                         1,000,000       1,105,550
                                                                                                  2,125,550
ILLINOIS                                                           11.27%
  Broadview Tax Increment Revenue, 8.25%, 7/01/13                                 1,000,000       1,068,220
  Chicago Heights Residential Mortgage,
     (effective yield-2.67%) (a), 6/01/09                                         3,465,000       1,317,324

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                  Principal
                                                           Percent of Net Assets   Amount       Market Value

LONG-TERM MUNICIPAL SECURITIES (CONTINUED)

ILLINOIS (CONTINUED)
  Chicago O'Hare International Airport Special
     Facilities Revenue, 6.75%, 1/01/18                                          $1,350,000      $1,402,528
  Chicago, Capital A, (effective yield-1.62%) (a),
     7/01/16                                                                      2,000,000         516,540
  Illinois Health Facilities Authority Revenue,
     9.50%, 10/01/22                                                              1,250,000       1,352,313
  Robins, Illinois Residential, 9.25%, 10/15/14                                   1,000,000       1,100,720
                                                                                                  6,757,645

INDIANA                                                              0.45%
  Indiana Transportation Finance Authority,
     Series A, (effective yield-1.59%) (a), 6/01/17                               1,000,000         269,070

IOWA                                                                 1.11%
  Student Loan Liquidity Corporation, Student Loan
     Revenue, Series C, 6.95%, 3/01/06                                              625,000         667,169

KENTUCKY                                                             3.41%
  Jefferson County, Hospital Revenue, 8.29%, 10/01/08                               500,000         556,250
  Kenton County Airport Board Revenue, OID, 7.50%,
     2/01/20                                                                      1,400,000       1,486,072
                                                                                                  2,042,322

MAINE                                                                1.72%
  Maine State Housing Authority, Series C, 6.88%,
     11/15/23                                                                     1,000,000       1,030,740

MASSACHUSETTS                                                        4.39%
  Massachusetts State Health and Educational Facilities
     Authority, OID Revenue Bonds, Series A, 6.00%,
     10/01/23                                                                     2,000,000       1,557,380
  Massachusetts State Health and Education, 6.88%,
     4/01/22                                                                      1,000,000       1,077,560
                                                                                                  2,634,940

MICHIGAN                                                             0.89%
  Romulus Community Schools, Refunding, (effective
     yield-1.34%) (a), 5/01/20                                                    2,385,000         531,426

MONTANA                                                              0.80%
  Montana State Resource Recovery Revenue Bonds, 7.00%,
     12/31/19                                                                       500,000         482,430

NEBRASKA                                                             0.69%
  Nebraska Finance Authority, SFM, 9.10%, 9/15/24                                   400,000         411,500

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                   Principal
                                                           Percent of Net Assets    Amount      Market Value

LONG-TERM MUNICIPAL SECURITIES (CONTINUED)

NEVADA                                                               0.89%
  Henderson Local Improvement District, Special
     Assessment, Series A, 8.50%, 11/01/12                                       $  500,000      $  532,015

NEW YORK                                                             7.82%
  Clifton Springs Hospital Refunding & Improvement,
     8.00%, 1/01/20                                                                 930,000         937,896
  Herkimer County, IDA, 8.00%, 1/01/09                                            1,000,000       1,065,350
  New York City, Series H, 7.20%, 2/01/13                                         1,500,000       1,595,985
  New York State Dorm Authority, 6.75%, 7/01/24                                   1,000,000       1,087,320
                                                                                                  4,686,551

NORTH DAKOTA                                                         1.82%
  Ward County, Healthcare Facilities, 8.88%, 11/15/24                             1,000,000       1,093,270

OKLAHOMA                                                             1.71%
  Oklahoma City, Industrial and Cultural Facilities
     Trust, 6.75%, 9/15/17                                                        1,000,000       1,027,960

PENNSYLVANIA                                                         3.96%
  Pennsylvania Economic Development, 6.40%, 1/01/09                                 500,000         495,535
  Pennsylvania Intergovernmental Cooperative Authority,
     Special Tax Revenue, 6.80%, 6/15/12                                            750,000         843,817
  Philadelphia Hospital and Higher Education Facilities,
     6.50%, 11/15/08                                                              1,000,000       1,034,770
                                                                                                  2,374,122

RHODE ISLAND                                                         0.77%
  West Warwick, Series A, G.O. Bonds, 6.80% - 7.30%,
     7/15/98 - 7/15/08                                                              435,000         460,431

TENNESSEE                                                            7.66%
  Memphis, Shelby County Airport Authority, Special
     Facilities Revenue Refunding, 7.88%, 9/01/09                                 1,500,000       1,682,070
  Tennessee Housing, 7.38%, 7/01/23                                               2,750,000       2,911,508
                                                                                                  4,593,578

TEXAS                                                                4.94%
  Brazos Higher Education Authority Student Loan Revenue,
     7.10%, 11/01/04                                                              1,000,000       1,097,420
  Dallas-Fort Worth International Airport Facility
     Revenue Bonds, 7.25%, 11/01/30                                               1,000,000       1,048,680
  Texas State Department of Housing and Community Affairs
     Refunding, Series C, 9.54%, 7/02/24                                            750,000         812,812
                                                                                                  2,958,912

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                  Principal
                                                           Percent of Net Assets   Amount       Market Value

UTAH                                                                 3.54%
  Bountiful Hospital Revenue, 9.50%, 12/15/18                                    $  245,000     $   262,701
  Utah State Housing Finance Commission, 7.20%, 1/01/27                           1,750,000       1,857,958
                                                                                                  2,120,659

WEST VIRGINIA                                                        6.06%
  Harrison County, 6.75%, 8/01/24                                                 2,000,000       2,127,900
  West Virginia State Hospital Finance Authority Revenue,
     7.50%, 1/01/18                                                               1,500,000       1,503,765
                                                                                                  3,631,665

TOTAL LONG-TERM MUNICIPAL SECURITIES (COST $55,629,527)                                          58,249,762

SHORT-TERM MUNICIPAL SECURITIES (B)                                  1.33%

OHIO                                                                 0.67%
  Hamilton County, 4.80%, 3/01/17, VRDN                                             400,000         400,000

NEW YORK                                                             0.66%
  City of New York, A-7, 4.80%, 8/01/21, VRDN                                       100,000         100,000
  New York, New York, Series B, 4.65%, 10/01/21, VRDN                               100,000         100,000
  New York City Municipal Water, 4.40%, 6/15/24, VRDN                               200,000         200,000
                                                                                                    400,000

TOTAL SHORT-TERM MUNICIPAL SECURITIES (COST $800,000)                                               800,000

TOTAL INVESTMENTS (COST $56,429,527)                                98.49%                       59,049,762

OTHER ASSETS LESS LIABILITIES                                        1.51%                          903,417

NET ASSETS                                                         100.00%                      $59,953,179

                            INVESTMENT ABBREVIATIONS

GO -   General Obligation                          PCR -    Pollution Control Revenue
HFA -  Housing Finance Authority                   PFA -    Public Financing Authority
IDA -  Industrial Development Authority            SFM -    Single Family Mortgage
OID -  Original Issue Discount                     VRDN -   Variable Rate Demand Note, rate shown represents
                                                            current interest rate at 9/30/95.

(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.

(b) Interest rates represent annualized yield to date of maturity. For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                                                                   Mentor
                                                                Mentor             Capital                Mentor
                                                                Growth             Growth                Strategy
                                                              Portfolio           Portfolio             Portfolio
ASSETS
  Investments, at market value * (Note 2)
     Investments securities                                  $236,848,484        $87,166,500           $187,963,655
     Repurchase agreements                                     25,689,361            145,965             53,775,569
     Total investments                                        262,537,845         87,312,465            241,739,224
  Cash                                                                  -              1,125                      -
  Receivables
     Investments sold                                           6,719,367          2,354,746                146,250
     Fund shares sold                                          16,217,235            264,849              7,170,445
     Dividends and interest                                        63,296            128,332                105,916
     Forward foreign currency exchange contracts held
       (Note 8)                                                         -                  -                      -
     Closed forward foreign currency contracts                          -                  -                      -
  Due from Management Company                                           -                  -                      -
  Deferred expenses (Note 2)                                       27,607                  -                 65,544
  Other assets                                                          -                  -                      -
     Total assets                                             285,565,350         90,061,517            249,227,379
LIABILITIES
  Payables
     Investments purchased                                      3,885,112          2,485,380              9,187,919
     Fund shares redeemed                                      14,876,548            228,102              4,790,689
     Dividends                                                          -                  -                      -
     Closed forward foreign currency contracts                          -                  -                      -
  Accrued expenses and other liabilities                          109,266            118,074                107,605
     Total liabilities                                         18,870,926          2,831,556             14,086,213
NET ASSETS                                                   $266,694,424        $87,229,961           $235,141,166
Net Assets represented by: (Note 2)
  Additional paid-in capital                                 $165,184,322        $75,969,320           $194,466,839
  Undistributed net investment income (loss)                            -                  -                 47,636
  Accumulated distributions in excess of net investment
     income                                                             -                  -                      -
  Accumulated net realized gain (loss) on investment
     transactions                                              24,789,634            708,467              2,882,307
  Net unrealized appreciation of investments and foreign
     currency related transactions                             76,720,468         10,552,174             37,744,384
NET ASSETS                                                   $266,694,424        $87,229,961           $235,141,166
NET ASSET VALUE PER SHARE
  Class A Shares                                             $      16.08        $     16.02           $      15.24
  Class B Shares                                             $      16.05        $     15.79           $      15.21
OFFERING PRICE PER SHARE
  Class A Shares                                             $      17.06(a)     $     17.00(a)        $      16.17(a)
  Class B shares                                             $      16.05        $     15.79           $      15.21
REDEMPTION PROCEEDS PER SHARE
  Class A Shares                                             $      16.08        $     16.02           $      15.24
  Class B Shares (d)                                         $      15.41        $     15.16           $      14.60
SHARES OUTSTANDING
  Class A Shares                                                1,266,659          1,846,405                688,803
  Class B Shares                                               15,350,398          3,651,052             14,773,679
     Total Shares Outstanding                                  16,617,057          5,497,457             15,462,482

* Investments at cost $185,817,377, $76,760,291, $203,994,840, $60,536,390,
$18,085,442, $95,192,126, $20,084,529 and $56,429,527 respectively.
(a) Computation of offering price: 100/94.25 of net asset value.
(b) Computation of offering price: 100/95.25 of net asset value.
(c) Computation of offering price: 100/99 of net asset value.
(d) Computation of redemption proceeds: 96/100 of net asset value.

SEE NOTES TO FINANCIAL STATEMENTS.

  Mentor          Mentor          Mentor            Mentor              Mentor
Income and       Perpetual        Quality       Short-Duration         Municipal
  Growth          Global          Income            Income              Income
 Portfolio       Portfolio       Portfolio        Portfolio            Portfolio
$60,602,716     $17,745,213     $80,425,471      $ 20,364,548         $59,049,762
  6,024,000       1,302,557      15,396,050                 -                   -
 66,626,716      19,047,770      95,821,521        20,364,548          59,049,762
          -          35,318          49,968         3,132,129                   -
    344,489       1,389,696       1,913,965                 -                   -
    193,515         457,457         181,376           428,678              13,529
    507,061          54,182         820,591           406,415           1,075,321
          -              20               -                 -                   -
          -           3,831               -                 -                   -
          -               -          41,651                 -                   -
          -          33,238               -            37,701                   -
          -               -           6,585                 -                   -
 67,671,781      21,021,512      98,835,657        24,369,471          60,138,612
    903,812       1,423,528      11,757,662         3,169,405                   -
     93,176          14,563         191,227           193,977              32,033
          -               -         242,891           108,828             132,279
          -          19,676               -                 -                   -
    108,982          42,612          16,986            24,716              21,121
  1,105,970       1,500,379      12,208,766         3,496,926             185,433
$66,565,811     $19,521,133     $86,626,891      $ 20,872,545         $59,953,179
$58,165,300     $17,642,535     $99,907,822      $ 20,712,902         $60,073,272
          -         (40,808)              -                 -                   -
         (4)              -        (242,890)          (85,490)            (52,543)
  2,310,185         956,483     (13,667,436)          (34,886)         (2,687,785)
  6,090,330         962,923         629,395           280,019           2,620,235
$66,565,811     $19,521,133     $86,626,891      $ 20,872,545         $59,953,179
$     17.13     $     15.88     $     13.29      $      12.68         $     14.92
$     17.14     $     15.67     $     13.31      $      12.67         $     14.95
$     18.18(a)  $     16.85(a)  $     13.95(b)   $      12.81(c)      $     15.66(b)
$     17.14     $     15.67     $     13.31      $      12.67         $     14.95
$     17.13     $     15.88     $     13.29      $      12.68         $     14.92
$     16.45     $     15.04     $     12.78      $      12.16         $     14.35
  1,161,248         431,462       1,840,920            79,010           1,371,150
  2,723,279         808,434       4,669,766         1,568,467           2,641,371
  3,884,527       1,239,896       6,510,686         1,647,477           4,012,521

MENTOR FUNDS
STATEMENTS OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 1995

                                                                                           Mentor
                                                                         Mentor            Capital           Mentor
                                                                         Growth            Growth           Strategy
                                                                       Portfolio*         Portfolio        Portfolio*

INVESTMENT INCOME
  Interest                                                             $   966,811       $   349,284       $ 2,468,076
  Dividends (Net of withholding taxes)***                                  486,045           947,404         1,008,606
       Total investment income (Note 2)                                  1,452,856         1,296,688         3,476,682

EXPENSES
  Distribution fees (Note 5)                                             1,222,284           288,262         1,105,495
  Management fee (Note 4)                                                1,143,696           465,031         1,262,809
  Shareholder services fees (Note 5)                                       404,213           145,322           371,429
  Transfer agent fee                                                       203,678           282,107           192,068
  Administration fee (Note 4)                                              108,285            66,032           146,572
  Custodian and accounting fees                                            103,778            41,911            75,012
  Registration expenses                                                     92,518            32,032           135,544
  Shareholder reports and postage expenses                                  70,207            36,707            75,405
  Legal and Audit fees                                                      55,886            32,895            57,572
  Organizational expenses                                                    6,377             4,834            15,072
  Directors' fees and expenses                                               6,195             5,254             6,690
  Miscellaneous                                                              1,798             4,187               450
       Total expenses                                                    3,418,915         1,404,574         3,444,118
Deduct
  Waiver of administration fee (Note 4)                                          -                 -                 -
  Waiver of management fee (Note 4)                                              -                 -                 -
NET EXPENSES                                                             3,418,915         1,404,574         3,444,118

NET INVESTMENT INCOME (LOSS)                                            (1,966,059)         (107,886)           32,564

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FUTURES CONTRACTS
     Net realized gain (loss) on investments
       and futures contracts (Note 2)                                   24,885,052         5,567,739        13,062,170
     Change in unrealized appreciation (depreciation)                   38,888,234         8,926,628        30,325,565
     Net realized and unrealized gain (loss) on
       investments and futures contracts                                63,773,286        14,494,367        43,387,735
     Net increase in net assets from operations                        $61,807,227       $14,386,481       $43,420,299

*  For the period from January 1, 1995 to September 30, 1995.
** Net of interest expense $125,954 for the Mentor Quality Income Portfolio and $170,196 for the Mentor Short-Duration Income Portfolio.
*** Withholding taxes were $2,161, $8,690, $27,135, $15,273 and $32,044 for the
    Mentor Growth Portfolio, Mentor Capital Growth Portfolio, Mentor Strategy Portfolio, Mentor Income and Growth Portfolio and Mentor Perpetual Global Portfolio, respectively for the period ended September 30, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

      Mentor              Mentor              Mentor              Mentor              Mentor
    Income and          Perpetual            Quality          Short-Duration        Municipal
      Growth              Global              Income              Income              Income
    Portfolio           Portfolio           Portfolio           Portfolio*          Portfolio

  $    1,641,651      $       78,660      $    7,539,556**    $      980,167**    $    4,455,047
         954,545             313,054                   -                   -                   -
       2,596,196             391,714           7,539,556             980,167           4,455,047

         322,260              68,125             334,771              39,054             207,611
         460,486             185,092             563,032              65,901             380,281
         153,495              42,065             234,597              32,505             158,450
         175,478              40,084             220,401              40,460             133,905
          69,316              19,082             106,885                   -              72,055
          58,810              25,280              68,335              18,070              42,662
          44,727              19,139              43,798              17,815              30,923
          36,473               7,004              54,672               6,552              38,850
          29,828               4,551              51,170               4,869              33,184
           1,957               6,640               4,485                   -               8,405
           4,831               1,946               7,316                 652               4,991
           1,962                  18               7,304                   -               5,826
       1,359,623             419,026           1,696,766             225,878           1,117,143
               -                   -              41,651                   -                   -
               -              10,545                   -              65,901                   -
       1,359,623             408,481           1,655,115             159,977           1,117,143

       1,236,573             (16,767)          5,884,441             820,190           3,337,904

       2,495,422             862,461          (1,948,938)            258,876          (2,056,061)
       5,833,996             942,613           5,945,462             423,995           4,099,300
       8,329,418           1,805,074           3,996,524             682,871           2,043,239
  $    9,565,991      $    1,788,307      $    9,880,965      $    1,503,061      $    5,381,143

MENTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Mentor Capital Growth
                                    Mentor Growth Portfolio             Portfolio            Mentor Strategy Portfolio
                                     Period          Year          Year          Year          Period          Year
                                     Ended          Ended          Ended         Ended         Ended          Ended
                                    9/30/95*       12/31/94       9/30/95       9/30/94       9/30/95*       12/31/94

NET INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS
  Net investment income (loss)    $ (1,966,059)  $ (2,273,855)  $  (107,886)  $    29,871   $     32,564   $   (879,139)
  Net realized gain (loss) on
     investments and futures
     contracts                      24,885,052     13,751,586     5,567,739     1,128,751     13,062,170    (10,179,850)
  Change in unrealized
     appreciation (depreciation)    38,888,234    (20,155,668)    8,926,628    (2,465,351)    30,325,565      5,285,954
  Increase (decrease) in net
     assets from operations         61,807,227     (8,677,937)   14,386,481    (1,306,729)    43,420,299     (5,773,035)

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
     Class A                                 -              -             -       (87,466)             -        (14,753)
     Class B                                 -              -             -             -              -              -
  In excess of net investment
     income                                                 -                                                    (7,106)
     Class A                                 -              -             -             -              -              -
     Class B                                 -    (14,441,603)            -             -              -
  Net realized gain on
     investments
     Class A                                 -              -    (2,027,725)     (241,102)             -              -
     Class B                                 -       (186,774)   (4,095,792)     (445,582)             -              -
     Net decrease from
       distributions                         -    (14,628,377)   (6,123,517)     (774,150)             -        (21,859)

CAPITAL SHARE TRANSACTIONS (NOTE 9)
     Change in net assets from
       portfolio share
       transactions                 14,761,239     26,454,231    16,680,084   (24,022,232)    12,447,061     62,891,677

Increase (decrease) in net
  assets                            76,568,466      3,147,917    24,943,048   (26,103,111)    55,867,360     57,096,783

NET ASSETS
     Beginning of period           190,125,958    186,978,041    62,286,913    88,390,024    179,273,806    122,177,023
     End of period                $266,694,424   $190,125,958   $87,229,961   $62,286,913   $235,141,166   $179,273,806

* For the period from January 1, 1995 to September 30, 1995.

** For the period from March 29, 1994 (commencement of operations) to September 30, 1994.

SEE NOTES TO FINANCIAL STATEMENTS.


 Mentor Income and Growth         Mentor Perpetual Global           Mentor Quality Income
        Portfolio                       Portfolio                         Portfolio
   Year            Year            Year           Period            Year            Year
   Ended           Ended           Ended           Ended           Ended            Ended
  9/30/95         9/30/94         9/30/95        9/30/94**        9/30/95          9/30/94

$ 1,236,537     $   853,291     $   (16,767)    $   (25,881)    $  5,884,441     $  8,732,749
  2,495,422       1,523,312         862,461          17,822       (1,948,938)      (8,118,106)
  5,833,996        (248,910)        942,613          20,310        5,945,462       (5,963,957)
  9,565,955       2,127,693       1,788,307          12,251        9,880,965       (5,349,314)

   (464,855)       (300,723)              -               -       (1,780,925)      (2,342,783)
   (771,682)       (476,423)              -               -       (4,084,639)      (5,799,239)
    (38,935)              -               -               -         (130,142)               -
    (64,635)              -               -               -         (298,487)               -
   (298,324)       (204,420)              -               -                -                -
   (712,920)       (470,138)              -               -                -                -
 (2,351,351)     (1,451,704)              -               -       (6,294,193)      (8,142,022)
 (1,640,309)     32,339,234         863,287      16,857,288      (24,989,530)     (53,605,255)

  5,574,295      33,015,223       2,651,594      16,869,539      (21,402,758)     (67,096,591)

 60,991,516      27,976,293      16,869,539               -      108,029,649      175,126,240
$66,565,811     $60,991,516     $19,521,133     $16,869,539     $ 86,626,891     $108,029,649


MENTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                               Mentor Short-Duration          Mentor Municipal Income
                                                 Income Portfolio                    Portfolio
                                              Period           Year            Year            Year
                                               Ended           Ended           Ended           Ended
                                             9/30/95*       12/31/94***       9/30/95         9/30/94

NET INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS
  Net investment income (loss)              $   820,190     $   509,400     $ 3,337,904     $ 3,986,208
  Net realized gain (loss) on
     investments and futures contracts          258,876        (293,762)     (2,056,061)       (527,018)
  Change in unrealized appreciation
     (depreciation)                             423,995        (143,976)      4,099,300      (7,578,461)
     Increase (decrease) in net assets
       from operations                        1,503,061          71,662       5,381,143      (4,119,271)

DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
       Class A                                   (7,777)       (509,400)     (1,233,641)     (1,463,600)
       Class B                                 (812,803)              -      (2,106,334)     (2,444,169)
     In excess of net
       investment income
       Class A                                   (2,635)              -               -               -
       Class B                                  (39,850)        (41,639)              -               -
     Net realized gain on investments
       Class A                                        -               -               -        (189,589)
       Class B                                        -               -               -        (340,533)
     Net decrease from distributions           (863,065)       (551,039)     (3,339,975)     (4,437,891)

CAPITAL SHARE TRANSACTIONS (NOTE 9)
     Change in net assets from
       portfolio share transactions           3,088,707      17,623,219     (13,301,743)       (450,171)
Increase (decrease) in net assets             3,728,703      17,143,842     (11,260,575)     (9,007,333)

NET ASSETS
     Beginning of period                     17,143,842               -      71,213,754      80,221,087
     End of period                          $20,872,545     $17,143,842     $59,953,179     $71,213,754

*  For the period from January 1, 1995 to September 30, 1995.
*** For the period from April 29, 1994 (commencement of operations) to December 31, 1994.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                           Mentor Growth
                                             Portfolio                     Mentor Capital Growth Portfolio
                                               Period            Year         Year         Year             Year
                                               Ended            Ended        Ended        Ended            Ended
                                              9/30/95*         9/30/95      9/30/94      9/30/93         9/30/92**

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD          $  13.37         $ 14.88      $ 15.26      $ 14.21          $  14.18
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   (0.01)           0.02         0.09         0.14              0.08
  Net realized and unrealized gain
     (loss) on investments                        2.72            2.91        (0.30 )       1.02              0.03

  Total from investment operations                2.71            2.93        (0.21 )       1.16              0.11

LESS DISTRIBUTIONS
  Dividends from net investment income               -               -        (0.04 )      (0.11)            (0.08)
  In excess of net investment income                 -               -            -            -                 -
  Distributions from capital gains                   -           (1.79)       (0.13 )          -                 -
  Distributions in excess of capital                 -               -            -            -                 -
  Total Distributions                                -           (1.79)       (0.17 )      (0.11)            (0.08)

NET ASSET VALUE, END OF PERIOD                $  16.08         $ 16.02      $ 14.88      $ 15.26          $  14.21

Total Return                                     20.27%          20.18 %      (1.37%)       8.21 %            0.78%

Ratios/Supplemental Data

Net assets, end of period (in
  thousands)                                  $ 20,368         $29,582      $21,181      $31,360          $ 20,864
Ratio of expenses to average net
  assets                                          1.36%(a)        1.87 %       1.70%        1.49 %            1.14%(a)

Ratio of expenses to average net asset
  excluding waiver                                1.36%(a)        1.87 %       1.70%        1.59 %            1.43%(a)

Ratio of net investment income
  (loss) to average net assets                   (0.65%)(a)       0.27 %       0.53%        0.96 %            1.54%(a)

Portfolio turnover rate                             70%            157 %        149%         192 %              61%

* For the period from June 5, 1995 to September 30, 1995.
** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.
(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                 Mentor Strategy
                                                                    Portfolio             Mentor Income and Growth Portfolio
                                                                      Period            Year        Year             Year
                                                                      Ended             Ended       Ended            Ended
                                                                     9/30/95*          9/30/95     9/30/94        9/30/93(b)

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                 $  13.45          $ 15.27     $ 14.88          $ 14.14
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                     -             0.40        0.31             0.09
  Net realized and unrealized gain (loss) on investments                 1.79             2.14        0.64             0.73

  Total from investment operations                                       1.79             2.54        0.95             0.82
LESS DISTRIBUTIONS
  Dividends from net investment income                                      -            (0.40)      (0.30)           (0.08)
  In excess of net investment income                                        -            (0.03)          -                -
  Distributions from capital gains                                          -            (0.25)      (0.26)               -
  Distributions in excess of capital                                        -                -           -                -
  Total distributions                                                       -            (0.68)      (0.56)           (0.08)

NET ASSET VALUE, END OF PERIOD                                       $  15.24          $ 17.13     $ 15.27          $ 14.88

Total Return                                                            13.31%           17.24%       6.54%            5.54%

Ratios/Supplemental Data

Net assets, end of period (in thousands)                             $ 10,503          $19,888     $17,773          $ 9,849

Ratio of expenses to average net assets                                  1.65%(a)         1.69%       1.75%            1.56%(a)

Ratio of expenses to average net asset excluding waiver                  1.65%(a)         1.69%       1.75%            1.94%(a)

Ratio of net investment income (loss) to average net assets             (0.06%)(a)        2.53%       2.20%            2.35%(a)

Portfolio turnover rate                                                   122%              62%         78%              13%

* For the period from June 5, 1995 to September 30, 1995.
** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.
(a) Annualized.
(b) Reflects operations for the period from May 24, 1993 (commencement of operations), to September 30, 1993.
(c) Reflects operations for the period from March 29, 1994 (commencement of operations), to September 30, 1994.
SEE NOTES TO FINANCIAL STATEMENTS.

            Mentor Perpetual
            Global Portfolio                            Mentor Quality Income Portfolio
       Year                  Year             Year        Year        Year             Year
      Ended                  Ended            Ended       Ended       Ended            Ended
     9/30/95              9/30/94 (c)        9/30/95     9/30/94     9/30/93         9/30/92**

      $14.23                $ 14.18          $ 12.75     $ 14.04     $ 14.39          $ 14.30
        0.05                  (0.01)            0.84        0.84        1.06             0.44
        1.60                   0.06             0.61       (1.30)      (0.31)            0.09
        1.65                   0.05             1.45       (0.46)       0.75             0.53
           -                      -            (0.85)      (0.83)      (1.06)           (0.44)
           -                      -            (0.06)          -       (0.04)               -
           -                      -                -           -           -                -
           -                      -                -           -           -                -
           -                      -            (0.91)      (0.83)      (1.10)           (0.44)
      $15.88                $ 14.23          $ 13.29     $ 12.75     $ 14.04          $ 14.39
       11.60%                  0.35%           11.82%      (3.39%)      5.41%            3.37%
      $6,854                $ 8,882          $24,472     $30,142     $47,780          $36,740

        2.06%                  2.09%(a)         1.32%       1.38%       1.04%            0.36%(a)

        2.11%                  3.18%(a)         1.36%       1.39%       1.22%            1.21%(a)

        0.26%                 (0.10%)(a)        6.73%       6.33%       7.31%            8.00%(a)

         155%                     2%             368%        455%        102%               9%

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                 Mentor
                                             Short-Duration
                                                 Income
                                               Portfolio                 Mentor Municipal Income Portfolio
                                                 Period          Year        Year        Year             Year
                                                 Ended           Ended       Ended       Ended           Ended
                                                9/30/95*        9/30/95     9/30/94     9/30/93        9/30/92**

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD             $12.74         $ 14.42     $ 16.05     $ 14.76         $  14.29
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                            0.22            0.81        0.82        0.92             0.32
  Net realized and unrealized gain (loss)
     on investments                               (0.03)           0.51       (1.54)       1.32             0.47

  Total from investment operations                 0.19            1.32       (0.72)       2.24             0.79

LESS DISTRIBUTIONS
  Dividends from net investment income            (0.22)          (0.82)      (0.81)      (0.92)           (0.32)
  In excess of net investment income              (0.03)              -           -       (0.03)               -
  Distributions from capital gains                    -               -       (0.10)          -                -
  Distributions in excess of capital                  -               -           -           -                -
  Total Distributions                             (0.25)          (0.82)      (0.91)      (0.95)           (0.32)

NET ASSET VALUE, END OF PERIOD                   $12.68         $ 14.92     $ 14.42     $ 16.05         $  14.76

Total Return                                       1.51%           9.46%      (4.83%)     16.00%            5.34%

Ratios/Supplemental Data

Net assets, end of period (in thousands)         $1,002         $20,460     $25,056     $29,245         $ 18,801

Ratio of expenses to average net assets            0.71%(a)        1.43%       1.24%       0.71%            0.00%(a)

Ratio of expenses to average net asset
  excluding waiver                                 1.00%(a)        1.43%       1.33%       1.39%            1.26%(a)

Ratio of net investment income to average
  net assets                                       4.10%(a)        5.56%       5.43%       5.92%            6.21%(a)

Portfolio turnover rate                             126%             43%         87%         88%               0%

* For the period from June 16, 1995 to September 30, 1995.
** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.
(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                            Mentor Growth Portfolio
                                                   Period        Year         Year         Year         Year          Year
                                                   Ended        Ended        Ended        Ended        Ended          Ended
                                                  9/30/95*     12/31/94     12/31/93     12/31/92     12/31/91      12/31/90

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD              $  12.15     $  13.78     $  12.81     $  12.16     $   8.37       $  9.63
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.13)       (0.15)       (0.08)       (0.06)       (0.09)         0.02
  Net realized and unrealized gain (loss)
     on investments                                   4.03        (0.47)        2.07         1.94         4.30         (1.10)

  Total from Investment Operations                    3.90        (0.62)        1.99         1.88         4.21         (1.08)

LESS DISTRIBUTIONS
  Dividends from net investment income                   -            -            -            -            -         (0.05)
  Distributions in excess of net investment
     income                                              -            -            -            -            -             -
  Distributions from capital gains                       -        (1.00)       (1.02)       (1.23)       (0.42)        (0.13)
  Distributions in excess of capital gains               -        (0.01)           -            -            -             -
  Total Distributions                                    -        (1.01)       (1.02)       (1.23)       (0.42)        (0.18)

NET ASSET VALUE, END OF PERIOD                    $  16.05     $  12.15     $  13.78     $  12.81     $  12.16       $  8.37

Total Return                                         32.10%       (4.48%)      15.60%       15.46%       50.30%       (11.21%)

Ratios/Supplemental Data

Net assets, end of period (in thousands)          $246,326     $190,126     $186,978     $136,053     $108,719       $83,540

Ratio of expenses to average net assets               2.08%(a)     2.01%        2.02%        2.05%        2.17%         2.25%

Ratio of expenses to average net asset
  excluding waiver                                    2.08%(a)     2.01%        2.02%        2.05%        2.17%         2.25%

Ratio of net investment income (loss) to
  average net assets                                 (1.20%)(a)    (1.20%)     (1.12%)      (0.76%)      (0.80%)        0.26%

Portfolio Turnover Rate                                 70%          77%          64%          50%          40%           50%

*  For the period from January 1, 1995 to September 30, 1995.

(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                               Mentor Capital Growth Portfolio
                                                                     Year         Year         Year             Year
                                                                    Ended        Ended        Ended            Ended
                                                                   9/30/95      9/30/94      9/30/93         9/30/92**

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 14.80      $ 15.23      $ 14.22          $  14.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                        0.25        (0.04)        0.05              0.46
  Net realized and unrealized gain (loss)
     on investments                                                   2.53        (0.26)        1.02              0.04

  Total from Investment Operations                                    2.78        (0.30)        1.07              0.50

LESS DISTRIBUTIONS
  Dividends from net investment income                                   -            -        (0.05)            (0.46)
  In excess of net investment
     income                                                              -            -        (0.01)                -
  Distributions from capital gains                                   (1.79)       (0.13)           -                 -
  Distributions in excess of capital gains                               -            -            -                 -
  Total Distributions                                                (1.79)       (0.13)       (0.06)            (0.46)

NET ASSET VALUE, END OF PERIOD                                     $ 15.79      $ 14.80      $ 15.23          $  14.22

Total Return                                                         19.26 %      (2.00 %)      7.52%             0.61%


Ratios/Supplemental Data

Net assets, end of period (in thousands)                           $57,648      $41,106      $57,030          $ 25,468

Ratio of expenses to average net assets                               2.56%       2.46%       2.24%               1.86%(a)

Ratio of expenses to average net asset
  excluding waiver                                                    2.56%       2.46%       2.34%               2.16%(a)

Ratio of net investment income to
  average net assets                                                 (0.41%)     (0.22%)      0.21%               0.83%(a)

Portfolio turnover rate                                                157%        149%        192%                 61%

*  For the period from January 1, 1995 to September 30, 1995.

** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

*** Reflects operations for the period of October 29, 1993 (commencement of operations), to December 31, 1993.

(a) Annualized.

(b) Reflects operations for the period from May 24, 1993 (commencement of operations), to September 30, 1993.

SEE NOTES TO FINANCIAL STATEMENTS.

             Mentor Strategy Portfolio              Mentor Income and Growth Portfolio
          Period        Year         Year         Year         Year             Year
          Ended        Ended        Ended        Ended        Ended            Ended
         9/30/95*     12/31/94     12/31/93***  9/30/95      9/30/94         9/30/93(b)

         $  12.24     $  12.70     $  12.50     $ 15.28      $ 14.91          $  14.14
                -        (0.06)           -        0.28         0.21              0.05
             2.97        (0.40)        0.20        2.14         0.61              0.77

             2.97        (0.46)        0.20        2.42         0.82              0.82

                -            -            -       (0.28)       (0.19)            (0.05)
                -            -            -       (0.03)           -                 -
                -            -            -       (0.25)       (0.26)                -
                -            -            -           -            -                 -
                -            -            -       (0.56)       (0.45)            (0.05)

         $  15.21     $  12.24     $  12.70     $ 17.14      $ 15.28          $  14.91

            24.26%       (3.61%)       1.60%      16.32 %       5.66 %            5.54%

         $224,638     $179,274     $122,177     $46,678      $43,219          $ 18,127

             2.08%(a)     2.19%        2.06%       2.43 %       2.44 %            2.31%(a)
             2.08%(a)     2.19%        2.06%       2.43 %       2.44 %            2.69%(a)
             0.25%(a)    (0.54%)       0.08%       1.78 %       1.51 %            1.60%(a)

              122%         143%           0%         62 %         78 %              13%

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                            Mentor Perpetual
                                            Global Portfolio                    Mentor Quality Income Portfolio
                                            Year         Year         Year         Year         Year             Year
                                           Ended        Ended        Ended        Ended        Ended            Ended
                                          9/30/95      9/30/94(c)   9/30/95      9/30/94      9/30/93         9/30/92**

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD      $ 14.15      $ 14.18      $ 12.76      $ 14.06      $  14.40         $  14.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              (0.05)       (0.04)        0.79         0.82          0.99             0.41
  Net realized and unrealized gain
     (loss) on investments                   1.57         0.01         0.61        (1.37)        (0.31)            0.10

Total from Investment Operations             1.52        (0.03)        1.40        (0.55)         0.68             0.51

LESS DISTRIBUTIONS
  Dividends from net investment
     income                                     -            -        (0.79)       (0.75)        (0.99)           (0.41)
  In excess of net investment
     income                                     -            -        (0.06)          -          (0.03)               -
  Distributions from capital gains              -            -            -            -             -                -
  Distributions in excess of
     capital gains                              -            -            -            -             -                -
  Total Distributions                           -            -        (0.85)       (0.75)        (1.02)           (0.41)

NET ASSET VALUE, END OF PERIOD            $ 15.67      $ 14.15      $ 13.31      $ 12.76      $  14.06         $  14.40

Total Return                               10.74%       (0.21%)       11.33%       (3.97%)        4.86%            3.24%

Ratios/Supplemental Data

Net assets, end of period
  (in thousands)                          $12,667      $ 7,987      $62,155      $77,888      $127,346         $ 65,661

Ratio of expenses to average
  net assets                                 2.72%       2.79%(a)      1.74%        1.88%         1.54%            0.83%(a)

Ratio of expenses to average
  net asset excluding waiver                 2.79%       3.93%(a)      1.79%        1.90%         1.72%            1.67%(a)

Ratio of net investment income
  (loss) to average net assets              (0.40%)     (0.82%)(a)     6.24%        6.21%         6.81%            7.53%(a)

Portfolio Turnover Rate                       155%          2%          368%         455%          102%               9%

* For the period from January 1, 1995 to September 30, 1995.

** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

(a) Annualized.

(c) Reflects operations for the period from March 29, 1994 (commencement of operations), to September 30, 1994.

(d) Reflects operations for the period from April 29, 1994 (commencement of operations), to December 31, 1994.

SEE NOTES TO FINANCIAL STATEMENTS.

          Mentor Short-Duration
            Income Portfolio                       Mentor Municipal Income Portfolio
          Period         Year          Year         Year         Year          Year
          Ended         Ended         Ended        Ended        Ended          Ended
         9/30/95*     12/31/94(d)    9/30/95      9/30/94      9/30/93       9/30/92**

         $ 12.18       $  12.50      $ 14.43      $ 16.06      $ 14.78        $ 14.29
            0.59           0.41         0.74         0.74         0.82           0.29
            0.52          (0.29)        0.52        (1.54)        1.32           0.49

            1.11           0.12         1.26        (0.80)        2.14           0.78

           (0.59)         (0.41)       (0.74)       (0.73)       (0.82)         (0.29)
           (0.03)         (0.03)           -            -        (0.04)             -
               -              -            -        (0.10)           -              -
               -              -            -            -            -              -
           (0.62)         (0.44)       (0.74)       (0.83)       (0.86)         (0.29)

         $ 12.67       $  12.18      $ 14.95      $ 14.43      $ 16.06        $ 14.78

            9.22%          0.95%        9.01%       (5.34%)      15.27%          5.28%

         $19,871       $ 17,144      $39,493      $46,157      $50,976        $24,265

            1.20%(a)       1.29%(a)     1.92%        1.74%        1.21%          0.50%(a)

            1.70%(a)       1.29%(a)     1.92%        1.86%        1.89%          1.76%(a)

            5.04%(a)       4.90%(a)     5.07%        4.93%        5.42%          5.80%(a)

             126%           166%          43%         87%           88%             0%

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1: ORGANIZATION
Mentor Funds (formerly Cambridge Series Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On April 12, 1995 the name of the Trust was changed to Mentor Funds ("Mentor Funds"). On April 12, 1995 the portfolios of Mentor Series Trust were merged into newly formed portfolios of Mentor Funds. Mentor Funds consists of nine separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at September 30, 1995, as follows:

     Mentor Growth Portfolio (formerly
        Mentor Growth Fund)
        ("Growth Portfolio")
     Mentor Capital Growth Portfolio
        (formerly Cambridge Capital Growth
        Portfolio)
        ("Capital Growth Portfolio")
     Mentor Strategy Portfolio (formerly
        Mentor Strategy Fund)
        ("Strategy Portfolio")
     Mentor Income and Growth Portfolio
        (formerly Cambridge Income
        and Growth Portfolio)
        ("Income and Growth Portfolio")
     Mentor Perpetual Global Portfolio
        (formerly Cambridge Global Portfolio)
        ("Global Portfolio")
     Mentor Quality Income Portfolio
        (formerly Cambridge Government
        Income Portfolio)
        ("Quality Income Portfolio")
     Mentor Short-Duration Income Portfolio
        (formerly Mentor Short-Duration
        Income Fund)
        ("Short-Duration Income Portfolio")
     Mentor Municipal Income Portfolio
        (formerly Cambridge Municipal
        Income Portfolio)
        ("Municipal Income Portfolio")
     Mentor Balanced Portfolio
        (formerly Mentor Balanced Fund)
        ("Balanced Portfolio")

The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

The Balanced Portfolio is not currently being offered to new investors. These financial statements do not include the Balanced Portfolio.

Mentor Funds currently issues two classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for Quality Income Portfolio and Municipal Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Securities

Listed securities held by the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

U.S. Government obligations held by the Quality Income Portfolio, Short-Duration Income Portfolio and Income and Growth Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolio's Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.

Municipal bonds held by the Municipal Income Portfolio are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing service does not rely exclusively on quoted prices. The Board of Trustees has determined that the fair value of debt securities with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.

Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

rate of exchange, purchases and sales of investment, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

(b) Repurchase Agreements

It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' adviser to be creditworthy pursuant to guidelines established by the Mentor Funds' Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.

(c) Borrowings

Each of the Portfolios (except for Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through dollar-roll and reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a set date). Each Portfolio may borrow up to one-third of the value of its net assets. There were no reverse repurchase agreements outstanding at September 30, 1995.

The average daily balance of reverse repurchase agreements outstanding for Quality Income Portfolio during the period ended September 30, 1995 was approximately $5,286,560 or $0.77 per share based on average shares outstanding during the year at a weighted average interest rate of 5.23%. The maximum amount of borrowings outstanding at any week-end during the year was $10,574,536 (including accrued interest), at a weighted average interest rate of 5.23%, and was 12.19% of total assets.

The average daily balance of reverse repurchase agreements outstanding for short-duration income portfolio during the period ended September 30, 1995 was approximately $4,790,610 or $3.14 per share based on average shares outstanding during the year at an interest rate ranging between 5.80% -- 6.20%. The maximum amount of borrowings outstanding at any week-end during the year was $8,201,367 (including accrued interest), as of

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

April 18, 1995, at a weighted average interest rate of 6.00% and was 33.19% of total assets.

(d) Security Transactions and Investment Income

Security transactions for the Portfolios are accounted for on the trade date. Realized gain and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income (except for Municipal Income Portfolio) is recorded on the accrual basis. Interest income includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.

Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.

(e) Federal Income Taxes

No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986, may by considered a tax preference item to shareholders.

At September 30, 1995, Quality Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $11,750,000. Pursuant to the Code, such capital loss carryforwards expire as follows: $820,000 in 2001 and $3,680,000 in 2002 and $7,250,000 in 2003.

At September 30, 1995, Short-Duration Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $35,000. Pursuant to the Internal Revenue Code, such capital loss carryforward will expire in 2003.

At September 30, 1995, Municipal Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $895,000. Pursuant to the Internal Revenue Code, such capital loss carryforward will expire in 2003.

Such capital loss carryforwards will reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.

(f) When-Issued and Delayed Delivery Transactions

The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

(g) Futures contracts

In order to gain exposure to or protect against declines in security values, Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio may buy and sell futures contracts. The Portfolios may also buy or write put or call options on these futures contracts.

The Portfolios generally sell futures contracts to hedge against declines in the value of portfolio securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover its commitments under such speculative futures contracts.

Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed. For the period ended September 30, 1995, Quality Income Portfolio had a realized gain of $645,273, Short-Duration Income Portfolio and Municipal Income Portfolio recorded realized losses of $28,629 and $892,033 respectively on closed futures contracts.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(h) Options

In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Quality Income Portfolio may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Portfolio generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolio may also use options for speculative purposes, although it does not employ options for this at the present time. The Portfolio will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. For the period ended September 30, 1995 Quality Income Portfolio had a realized gain of $134,642 on closed options contracts.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

(i) Residual Interests

A derivative security is any investment that derives its value from an underlying security, asset, or market index. The Quality Income Portfolio invests in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolio's investment in residuals has been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Portfolio has not incurred any indebtedness in the course of making these residual investments; nor have the Portfolio's assets been pledged to secure the indebtedness of the issuing structure or the Portfolio's investment in the residuals. In consideration of the risk associated with investment in residual

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

securities, it is the Portfolio's policy to limit its exposure at the time of purchase to no more than 20% of its total assets. The Portfolio will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Portfolio's objective of achieving high monthly income through providing a means of economic leverage.

(j) Deferred Expenses

Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.

(k) Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of wash sales.

NOTE 3: DIVIDENDS
Dividends will be declared daily and paid monthly to all shareholders invested in Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio on the record date. Dividends are declared and paid semi-annually to all shareholders invested in Capital Growth Portfolio on the record date, dividends are declared and paid annually to all shareholders invested in the Growth Portfolio, Strategy Portfolio and Global Portfolio on the record date, and dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio on the record date. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders in writing. Capital gains realized by each Portfolio, if any, are paid annually.

NOTE 4: INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS Commonwealth Investment Advisors, Inc., (formerly Cambridge Investment Advisors, Inc.), ("Investment Adviser"), receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the particular Portfolio: Capital Growth Portfolio, 0.80%; Quality Income Portfolio, 0.60%; Municipal Income Portfolio, 0.60%; Income and Growth Portfolio, 0.75%; and Global Portfolio, 1.10%. The Investment Adviser may, from time to time, voluntarily waive some or all of its investment advisory fee and may terminate any such voluntary waiver at any time at its sole discretion.

The Investment Adviser pays the sub-adviser to Municipal Income Portfolio an annual fee of

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

0.30%. The sub-adviser to the Income and Growth Portfolio receives from the Investment Adviser an annual fee expressed as a percentage of that Portfolio's assets as follows: 0.325% on the first $50 million in Portfolio assets, 0.275% on the next $150 million in assets, and 0.200% on assets over $500 million. No performance or incentive fees are paid to the sub-advisers. Under certain Sub-Advisory Agreements, the particular sub-adviser may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the Investment Adviser and may terminate any such voluntary waiver at any time in its sole discretion.

The Growth Portfolio has entered into an Investment Advisory and Management Agreement with Charter Asset Management, Inc. ("Charter"), a wholly-owned subsidiary of Mentor Investment Group, Inc., (formerly Investment Management Group, Inc.) ("Mentor") which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. Under this agreement, Charter's management fee is accrued daily and paid monthly at an annual rate of 0.70% applied to the average daily net assets of the Portfolio.

The Strategy Portfolio has entered into an Investment Advisory Agreement with Wellesley Advisors, Inc. ("Wellesley"), a wholly-owned subsidiary of Mentor. Under this agreement, Wellesley's management fee is accrued daily and paid monthly at an annual rate of 0.85% applied to the average daily net assets of the Portfolio.

The Short-Duration Income Portfolio has entered into an Investment Advisory Agreement with Commonwealth Investment Counsel, Inc. ("Commonwealth"), a wholly-owned subsidiary of Mentor. Under this agreement, Commonwealth's management fee is accrued daily and paid monthly at an annual rate of 0.50% applied to the average daily net assets of the Portfolio.

For the period ended September 30, 1995 the Investment Adviser and sub-advisers, Charter, Wellesley and Commonwealth earned and voluntarily waived the following advisory fees:

                           Adviser       Adviser Fee     Sub Adviser
                             Fee         Voluntarily         Fee
      Portfolio             Earned         Waived          Earned
Growth                    $1,143,696             -                -
Capital Growth               465,031             -                -
Strategy                   1,262,809             -                -
Income and Growth            460,486             -        $ 193,845
Global                       185,092       $10,545                -
Quality Income               563,032             -                -
Short-Duration Income         65,901        65,901                -
Municipal Income             380,281             -          190,141


MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Administrative personnel and services are provided by Mentor, under an Administration Agreement, at an annual rate 0.10% of the average daily net assets of each Portfolio. In order to limit the Portfolio's expenses during its start-up period, Mentor agreed to waive its fee for the first year of each Portfolios' operations. This waiver period elapsed on April 30, 1995 for the Short-Duration Income Portfolio. In addition, the Growth Portfolio and Strategy Portfolio provide direct reimbursement to Mentor for certain accounting and operation related costs not covered under the Administration Agreement. For the period ended September 30, 1995, the Growth Portfolio and Strategy Portfolio paid $6,579 and $6,117 respectively to Mentor for these direct reimbursements.

For the period ended September 30, 1995 Mentor earned the following administrative fees:

                                             Administrative
                          Administrative          Fee
                               Fee            Voluntarily
      Portfolio               Earned             Waived
Growth                       $108,285                  -
Capital Growth                 66,032                  -
Strategy                      146,572                  -
Income and Growth              69,316                  -
Global                         19,082                  -
Quality Income                106,885           $ 41,651
Short-Duration Income               -                  -
Municipal Income               72,055                  -


Charter, Wellesley, and Commonwealth have agreed to reimburse the Portfolios for the operating expenses (exclusive of interest, taxes, brokerage and distributions fees, and extraordinary expenses) in excess of the most restrictive expense limitation imposed by state securities commissions with jurisdiction over the Portfolios. The most stringent state expense limitation applicable to the Portfolios requires reimbursement of expenses not including expenses under the Portfolios' Distribution Plan, in any year that such expenses exceed 2.5% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 of average daily net assets, and 1.5% of the average daily net assets over $100,000,000. During the period ended September 30, 1995, no reimbursement from Charter, Wellesley or Commonwealth was required as a result of such state expense limitations.

NOTE 5: DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Class B shares of the Portfolios have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolios and Mentor
Distribu-

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

tors, Inc. ("Mentor Distributors") (formerly, Cambridge Distributors, Inc.) a wholly-owned subsidiary of Mentor, Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Quality Income Portfolio and Municipal Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.

Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding .25 of 1% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.

Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the period ended September 30, 1995, distribution fees and shareholder servicing fees were as follows:

                                           Shareholder-Servicing
                          Distribution     Fees
      Portfolio               Fees         Class A     Class B
Growth                     $1,222,284      $ 8,517     $395,696
Capital Growth                288,262       49,218       96,104
Strategy                    1,105,495        9,417      362,012
Income and Growth             322,260       45,843      107,652
Global                         68,125       14,893       27,172
Quality Income                334,771       66,334      168,263
Short-Duration Income          39,054        1,569       30,936
Municipal Income              207,611       54,057      104,393


Distribution fees are only applicable to Class B shares.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 6: INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments), for the period ended September 30, 1995, were as follows:

      Portfolio            Purchases          Sales
Growth                    $144,141,344     $137,124,525
Capital Growth             105,485,484       85,952,151
Strategy                   196,082,992      199,429,668
Income and Growth           35,406,377       41,334,627
Global                      25,080,716       24,953,356
Quality Income             351,397,916      405,788,314
Short-Duration Income       29,355,976       26,775,678
Municipal Income            26,715,099       42,198,478


NOTE 7: UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS
The cost of investments for federal income tax purposes amounted to $186,115,335, for the Growth Portfolio, $76,760,291 for the Capital Growth Portfolio, $204,015,264 for the Strategy Portfolio, $60,560,645 for the Income and Growth Portfolio, $18,087,647 for the Global Portfolio, $95,192,126 for the Quality Income Portfolio, $20,084,529 for the Short-Duration Income Portfolio and $56,429,527 for Municipal Income Portfolio at September 30, 1995. Gross unrealized appreciation and depreciation of investments at September 30, 1995 based on such costs were as follows:

                             Gross            Gross              Net
                           Unrealized       Unrealized        Unrealized
      Portfolio           Appreciation     Depreciation      Appreciation
Growth                    $ 78,797,576     $(2,375,066)     $ 76,422,510
Capital Growth              11,314,295        (762,121)       10,552,174
Strategy                    40,434,604      (2,710,644)       37,723,960
Income and Growth            7,103,546      (1,037,475)        6,066,071
Global                       1,626,071        (665,948)          960,123
Quality Income                 999,511        (370,116)          629,395
Short-Duration Income          303,364         (23,345)          280,019
Municipal Income             3,047,351        (427,116)        2,620,235


MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 8: FORWARD CONTRACTS
In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At September 30, 1995 Global Portfolio had outstanding forward contracts as set forth below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                        Contracts          In Exchange     Net Unrealized
                Settlement Date                     to Deliver/Receive         For          Appreciation
Sales
10/2/95      Malaysian Ringgit                             62,333            $24,814        $20

NOTE 9: CAPITAL SHARE TRANSACTIONS
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:

                                                                Period  Mentor Growth Portfolio  Year
                                                             Ended 9/30/95                  Ended 12/31/94
                                                        Shares          Dollar          Shares          Dollar
CLASS A*:
Shares sold                                            1,270,059     $ 19,846,126
Shares issued upon reinvestment of distributions               -                -
Shares redeemed                                           (3,410)         (53,044)
Change in net assets from capital share
  transaction                                          1,266,649     $ 19,793,082

CLASS B**:
Shares sold                                            2,282,441     $ 32,813,557      2,621,726     $ 35,199,222
Shares issued upon reinvestment of distributions               -                -      1,176,364       14,274,538
Shares redeemed                                       (2,585,359)     (37,845,400)    (1,714,715)     (23,019,529)
Change in net assets from capital share
  transaction                                           (302,918)    $ (5,031,843)     2,083,375     $ 26,454,231


MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                                                   Mentor Capital Growth Portfolio
                                                                 Year                           Year
                                                            Ended 9/30/95                   Ended 9/30/94
                                                       Shares         Dollars          Shares         Dollars
CLASS A:
Shares sold                                             100,226     $    949,902        155,406     $  2,353,285
Shares issued in connection with acquisition of
  Mentor/Cambridge Growth Portfolio+                    671,791       10,681,477              -                -
Shares issued upon reinvestment of distributions        125,218        1,954,221         21,385          320,355
Shares redeemed                                        (473,840)      (7,405,251)      (809,281)     (12,181,621)
Change in net assets from capital share
  transactions                                          423,395     $  6,180,349       (632,490)    $ (9,507,981)

CLASS B:
Shares sold                                             329,014     $  1,869,220        484,356     $  7,254,585
Shares issued in connection with acquisition of
  Mentor/Cambridge Growth Portfolio+                  1,255,213       19,669,182              -                -
Shares issued upon reinvestment of distributions        256,857        3,961,731         29,045          435,097
Shares redeemed                                        (968,058)     (15,000,398)    (1,479,886)     (22,203,933)
Change in net assets from capital share
  transactions                                          873,026     $ 10,499,735       (966,485)    $(14,514,251)

                                                                PeriodMentor Strategy Portfolio Year
                                                             Ended 9/30/95                 Ended 12/31/94
                                                        Shares          Dollar         Shares         Dollar
CLASS A*:
Shares sold                                              690,271     $ 10,122,356
Shares issued upon reinvestment of distributions               -                -
Shares redeemed                                           (1,062)         (15,555)
Change in net assets from capital share
  transactions                                           689,209     $ 10,106,801

CLASS B**:
Shares sold                                            2,247,821     $ 31,437,475     5,670,538      70,664,481
Shares issued upon reinvestment of distributions           1,708           20,979             -               -
Shares redeemed                                       (2,121,049)     (29,118,194)     (642,107)     (7,772,804)
Change in net assets from capital share
  transactions                                           128,480     $  2,340,260     5,028,431     $62,891,677

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                                                Mentor Income and Growth Portfolio
                                                                Year                          Year
                                                            Ended 9/30/95                 Ended 9/30/94
                                                       Shares        Dollars         Shares         Dollars
CLASS A:
Shares sold                                            255,128     $  3,928,730       621,368     $ 9,508,705
Shares issued upon reinvestment of distributions        49,436          741,971        31,362         474,885
Shares redeemed                                       (307,376)      (4,818,528)     (150,563)     (2,281,176)
Change in net assets from capital share
  transactions                                          (2,812)    $   (147,827)      502,167     $ 7,702,414

CLASS B:
Shares sold                                            602,055     $  9,529,693     1,909,839     $29,152,862
Shares issued upon reinvestment of distributions        98,685        1,467,195        59,116         895,345
Shares redeemed                                       (806,196)     (12,489,370)     (356,385)     (5,411,387)
Change in net assets from capital share
  transactions                                        (105,456)    $ (1,492,482)    1,612,570     $24,636,820

                                                               Mentor Perpetual Global Portfolio
                                                                Year                        Year
                                                           Ended 9/30/95              Ended 9/30/94(a)
                                                       Shares        Dollars       Shares        Dollars
CLASS A:
Shares sold                                            142,470     $ 2,073,646     713,962     $10,133,334
Shares issued upon reinvestment of distributions             -               -           -               -
Shares redeemed                                       (335,189)     (4,810,857)    (89,781)     (1,281,155)
Change in net assets from capital share
  transactions                                        (192,719)    $(2,737,211)    624,181     $ 8,852,179

CLASS B:
Shares sold                                            417,981     $ 6,078,915     593,033     $ 8,409,160
Shares issued upon reinvestment of distributions             -               -           -               -
Shares redeemed                                       (174,218)     (2,478,417)    (28,362)       (404,051)
Change in net assets from capital share
  transactions                                         243,763     $ 3,600,498     564,671     $ 8,005,109

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                                                    Mentor Quality Income Portfolio
                                                                 Year                            Year
                                                             Ended 9/30/95                   Ended 9/30/94
                                                        Shares         Dollars          Shares         Dollars
CLASS A:
Shares sold                                              132,285     $  1,706,716        175,391     $  2,326,934
Shares issued upon reinvestment of distributions          89,969        1,159,149        104,113        1,395,612
Shares redeemed                                         (745,107)      (9,570,406)    (1,319,559)     (17,795,382)
Change in net assets from capital share
  transactions                                          (522,853)    $ (6,704,541)    (1,040,055)    $(14,072,836)

CLASS B:
Shares sold                                              421,513     $  5,506,753        895,699     $ 12,254,465
Shares issued upon reinvestment of distributions         223,602        2,883,354        290,900        3,906,462
Shares redeemed                                       (2,078,944)     (26,675,096)    (4,142,540)     (55,693,346)
Change in net assets from capital share
  transactions                                        (1,433,829)    $(18,284,989)    (2,955,941)    $(39,532,419)

                                                                        Mentor Short-Duration
                                                                Period     Income Portfolio     Period
                                                             Ended 9/30/95                Ended 12/31/94***
                                                        Shares          Dollar         Shares          Dollar
CLASS A*:
Shares sold                                               80,087     $  1,015,595
Shares issued upon reinvestment of distributions             322            4,089
Shares redeemed                                           (1,399)         (17,786)
Change in net assets from capital share
  transactions                                            79,010     $  1,001,898

CLASS B**:
Shares sold                                            1,116,509     $ 14,138,694     2,235,823     $ 27,846,704
Shares issued upon reinvestment of distributions          56,501          708,003        29,697          366,811
Shares redeemed                                       (1,011,667)     (12,759,888)     (858,396)     (10,590,296)
Change in net assets from capital share
  transactions                                           161,343     $  2,086,809     1,407,124     $ 17,623,219

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                                                 Mentor Municipal Income Portfolio
                                                                Year                          Year
                                                            Ended 9/30/95                 Ended 9/30/94
                                                       Shares        Dollars         Shares        Dollars
CLASS A:
Shares sold                                             71,110     $  1,021,048      192,548     $  2,946,139
Shares issued upon reinvestment of distributions        45,425          658,265       51,632          797,051
Shares redeemed                                       (483,463)      (6,926,047)    (328,132)      (4,975,320)
Change in net assets from capital share
  transactions                                        (366,928)    $ (5,246,734)     (83,952)    $ (1,232,130)
CLASS B:
Shares sold                                            247,851     $  3,605,763      723,926     $ 11,283,387
Shares issued upon reinvestment of distributions        99,198        1,439,916      109,721        1,694,171
Shares redeemed                                       (903,907)     (13,100,688)    (809,227)     (12,195,599)
Change in net assets from capital share
  transactions                                        (556,858)    $ (8,055,009)      24,420     $    781,959

* For the period from June 5, 1995 (issuance of Class A shares) to September 30, 1995.
**   For the period from January 1, 1995 to September 30, 1995.
***  For the period from April 29, 1994 (commencement of operations) to December
        31, 1994.
+ On September 27, 1995, Capital Growth Portfolio acquired the net assets of Mentor/Cambridge Growth Portfolio in exchange for Class A and Class B shares of the Capital Growth Portfolio pursuant to a plan of reorganization approved by the shareholders of Mentor/Cambridge Growth Portfolio on September 21, 1995. The acquisition was accomplished by a tax free exchange of 1,927,004 shares of the Capital Growth Portfolio for the net assets of Mentor/Cambridge Growth Portfolio. The net assets of Mentor/Cambridge Growth Portfolio on that date including $3,953,496 of unrealized appreciation on investments, were combined with Capital Growth Portfolio. The aggregate net assets of Capital Growth Portfolio and Mentor/Cambridge Growth Portfolio immediately before the acquisition were $56,351,987 and $30,350,659, respectively. The net assets of Capital Growth Portfolio immediately after the acquisition were $86,702,646.

(a) For the period from March 29, 1994 (commencement of operations) to September 30, 1994.

MENTOR FUNDS
INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
MENTOR FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Perpetual Global Portfolio, Quality Income Portfolio, Short-Duration Portfolio and Municipal Income Portfolio, portfolios of Mentor Funds (the Funds) as of September 30, 1995 and the related statements of operations for the year or period then ended (pages 50 to 51), the statements of changes in net assets for each of the years or periods in the two year period then ended (pages 52 to 54) and the financial highlights for Class A and Class B shares for each of the years or periods in the six year period then ended (pages 55 to 63). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Perpetual Global Portfolio, Quality Income Portfolio, Short-Duration Portfolio and Municipal Income Portfolio, portfolios of Mentor Funds as of September 30, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the aforementioned years or periods in the two year period then ended and the financial highlights for each of the years or periods as indicated on pages 55 to 63, in conformity with generally accepted accounting principles.

                                       KPMG PEAT MARWICK LLP

Boston, Massachusetts
November 10, 1995

MENTOR FUNDS
SHAREHOLDER INFORMATION

TRUSTEES

DANIEL J. LUDEMAN, TRUSTEE & CHAIRMAN
         Chairman and Chief Executive Officer
         Mentor Investment Group, Inc.

ARNOLD H. DREYFUSS, TRUSTEE
         Former Chairman
         and Chief Executive Officer
         Hamilton Beach/Proctor-Silex, Inc.

THOMAS F. KELLER, TRUSTEE
         Dean, Fuqua School of Business
         Duke University

LOUIS W. MOELCHERT, JR., TRUSTEE
         Vice President for Business & Finance
         University of Richmond

STANLEY F. PAULEY, JR., TRUSTEE
         Chairman and Chief Executive Officer
         E. R. Carpenter Company, Inc.

TROY A. PERRY, JR., TRUSTEE
         President
         Heilig-Meyers Company

PETER J. QUINN, JR., TRUSTEE
         Managing Director
         Mentor Investment Group, Inc.

OFFICERS

PAUL F. COSTELLO, PRESIDENT
         Managing Director
         Mentor Investment Group, Inc.

TERRY L. PERKINS, TREASURER
         Vice President
         Mentor Investment Group, Inc.

JOHN M. IVAN, SECRETARY
         Managing Director
         and Assistant General Counsel
         Wheat First Butcher Singer, Inc.

MICHAEL A. WADE, ASSISTANT TREASURER
         Associate Vice President
         Mentor Investment Group, Inc.

                            (MENTOR LOGO GOES HERE)

                                RIVERFRONT PLAZA
                              901 EAST BYRD STREET
                            RICHMOND, VIRGINIA 23219
                                 1-800-382-0016

                        This report is authorized for
                        distribution to prospective
                        investors only when preceded or
                        accompanied by the Trust's
                        propectus, which contains facts
                        concerning its objective and
                        policies, management fees,
                        expenses, and other information.